    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 21, 2007

                                                     1933 ACT FILE NO. 33-______
                                                     1940 ACT FILE NO. 811-05689

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)

[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ]  PRE-EFFECTIVE AMENDMENT NO. __

[ ]  POST-EFFECTIVE AMENDMENT NO. __

                                       AND

[X]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[ ]  AMENDMENT NO. __

                          DWS MULTI-MARKET INCOME TRUST

                                 345 PARK AVENUE
                               NEW YORK, NY 10154
                                 (212) 454-7190

                                AGENT FOR SERVICE
                                 Michael G. Clark
                                 345 Park Avenue
                               New York, NY 10154

                          COPIES OF COMMUNICATIONS TO:
                              David A. Sturms, Esq.
                             Cathy G. O'Kelly, Esq.
                     Vedder, Price, Kaufman & Kammholz, P.C.
                              222 N. LaSalle Street
                                Chicago, IL 60601

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement

                                   ----------

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box)

[ ]  when declared effective pursuant to section 8(c)

                                   ----------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

===================================================================================================
                                      PROPOSED MAXIMUM     PROPOSED MAXIMUM
TITLE OF SECURITIES   AMOUNT BEING   OFFERING PRICE PER   AGGREGATE OFFERING        AMOUNT OF
  BEING REGISTERED     REGISTERED(1)       UNIT(1)             PRICE(2)        REGISTRATION FEE(3)
---------------------------------------------------------------------------------------------------
Common Shares......                                           $1,000,000             $30.70
===================================================================================================

(1)  Omitted pursuant to Rule 457(o) under the Securities Act of 1933.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.

(3)  Transmitted prior to filing.

     The Registrant intends to amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

                  SUBJECT TO COMPLETION, DATED            2007

PROSPECTUS
                                           SHARES

                          DWS MULTI-MARKET INCOME TRUST
               ISSUABLE UPON EXERCISE OF NON-TRANSFERRABLE RIGHTS
                       TO SUBSCRIBE FOR SUCH COMMON SHARES



                                  ------------

     DWS Multi-Market Income Trust (the "Fund") is issuing non-transferable
rights (the "Rights") to its shareholders of record as of           , 2007.
These Rights will allow shareholders to subscribe to new shares of beneficial
interest of the Fund in an aggregate amount of approximately            shares
(the "Offer"). For every three Rights that you receive, you may buy one new common share of the Fund (3-for-1). You will receive one Right for each whole
share you own on           , 2007 (the "Record Date"). If you receive less than
three Rights in total, you will be entitled to buy one new share. Shareholders who fully exercise their Rights may purchase shares not acquired by other shareholders in this offering, subject to the limitations and the allotment as described in this prospectus (the "Over-Subscription Privilege"). The Rights are non-transferable; however, the shares issued upon the exercise of the Rights will be listed for trading on the New York Stock Exchange (the "NYSE").

     The subscription price per share will be the greater of the (i) net asset
value ("NAV") per share of the Fund on            (the "Expiration Date") or
(ii) 95% of the volume weighted average share price of the Fund on the NYSE on the Expiration Date and the four preceding business days (the "Subscription Price").

     The Offer will expire at 5:00 p.m., Eastern time, on           , 2007,
unless extended as described in this prospectus. Shareholders who choose to exercise their Rights will not know the Subscription Price at the time they exercise their Rights.

     The Offer could reduce the Fund's current dividend yield if the Fund is unable to invest the proceeds of the Offer in securities that provide a yield higher than the current portfolio yield. It is possible that the costs of the Offer could result in the dilution of the aggregate NAV of the Fund's shares if the Offer is under-subscribed and/or the Subscription Price is at or near NAV. Volatility in the market price of shares of the Fund may increase during the Offer. In addition, as a result of the terms of the Offer, shareholders who do not fully exercise their Rights, including the Over-Subscription Privilege described in the section of this prospectus entitled "The Offer -- Over-Subscription Privilege," will, upon the completion of the Offer, own a smaller proportional interest in the Fund than they owned before the Offer. See "Special Considerations and Risk Factors"

     The Fund is a diversified, closed-end management investment company whose common shares are listed and traded on the NYSE under the symbol "KMM." The Fund's investment objective is to provide high current income consistent with prudent total return asset management. The Fund seeks to achieve its objective by investing its assets in a broad range of income producing securities, such as U.S. corporate fixed income securities and debt obligations of foreign governments and their agencies and instrumentalities, either of which may be denominated in foreign currencies, debt obligations of the U.S. Government and its agencies and instrumentalities and other income producing securities, including securities which may be denominated in foreign currencies, any of which securities may or may not be rated. There is no limitation on the percentage of the Fund's portfolio which must be invested in any particular type of income producing security; however, at least 65% of the Fund's assets will be invested in at least two different securities sectors. The Fund has no requirements regarding whether the income producing securities it purchases must be rated or, if such securities are rated, what the minimum or maximum ratings
on such securities must be.                        (Continues on following page)


                                  ------------

BEFORE BUYING OUR COMMON SHARES, YOU SHOULD READ THE DISCUSSION OF THE MATERIAL RISKS OF INVESTING IN THE FUND UNDER "SPECIAL CONSIDERATIONS AND RISK FACTORS" BEGINNING ON PAGE _. CERTAIN OF THESE RISKS ARE SUMMARIZED IN "PROSPECTUS SUMMARY -- SPECIAL CONSIDERATIONS AND RISK FACTORS" BEGINNING ON PAGE _.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                          ESTIMATED SUBSCRIPTION   ESTIMATED SALES   ESTIMATED PROCEEDS
                                                 PRICE(1)              LOAD(2)         TO THE FUND(3)
                                          ----------------------   ---------------   ------------------

Per Common Share........................                                  $0
Total Maximum(4)........................                                  $0


--------

   (1) Estimated on the basis of the volume weighted average share price of a
       share on the NYSE on           , 2007 and the four preceding business
       days.

   (2) No sales load will be charged by the Fund in connection with this Offer. However, Shareholders that choose to exercise their Rights through broker-dealers, banks or other nominees may incur a servicing fee charged by such broker-dealer, bank or nominee.

   (3) Before deduction of expenses related to the Offer incurred by the Fund,
       which are estimated at approximately $     .

   (4) Assumes all Rights offered are exercised at the Estimated Subscription Price. The Fund may increase the number of shares subject to subscription by up to 25% of the shares offered hereby in connection with the Over-
       Subscription Privilege, or up to an additional            shares, for an
       aggregate total of            shares. If the Fund increases the number of
       shares subject to subscription by 25%, the total maximum Estimated
       Subscription Price will be approximately $      and the total maximum
       Estimated Proceeds to the Fund, before expenses, to the Fund will be
       approximately $     .

(continued from prior page)

     Investment in securities of issuers in emerging markets involves special considerations and risks that are not typically associated with investment in securities of issuers in the United States or in other established markets. The Fund may invest in securities denominated in currencies other than the U.S. Dollar and may hold such currencies, which will involve special risks. A substantial portion of the Fund's assets may be invested in lower rated fixed income securities commonly referred to as "high yield bonds" or "junk bonds," which are predominantly speculative and involve greater volatility of price and risk to principal and income than securities in higher rating categories. The Fund may invest, without limitation, in securities that lack an established trading market or are otherwise considered illiquid. Investors should carefully assess the risks associated with an investment in the Fund. See "Special Considerations and Risk Factors."

     The Fund currently employs financial leverage in the form of borrowings from financial institutions unrelated to the Fund. As of the date of this prospectus, the Fund intends, but is not committed, to add incremental leverage after the Offer so that the Fund's total leverage as a percentage of its total assets will remain approximately the same after the Offer (as of the date of
this prospectus, approximately   % of the Fund's total assets). The inability to
increase, or delays in increasing, the Fund's leverage could, depending on market conditions, adversely affect the Fund's earnings, distributions and NAV. Use of leverage is a speculative technique that creates special risks that may adversely affect common shareholders. See "Special Considerations and Risk Factors -- Leverage and Borrowing" and "Use of Leverage."

     Please read this prospectus carefully before investing and keep it for future reference. It contains important information that a prospective investor ought to know before investing in the Fund. All questions and inquiries relating to the Offer should be directed to the Information Agent, The Altman Group, Inc., 60 East 42nd Street, Suite 405, New York, NY 10165, toll free at
(888)           , or collect at (212)           .

     A Statement of Additional Information ("SAI"), dated          , 2007,
containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this prospectus. A Table of Contents for the SAI is set forth
on page    of this prospectus. A copy of the SAI can be obtained without charge
by writing to the Fund at            or by calling The Altman Group, Inc. toll-
free at            or from the SEC's website at http://www.sec.gov. Copies of the Fund's Annual Report and Semi-Annual Report may be obtained upon request by writing to DWS Multi-Market Income Trust, c/o The Altman Group, Inc., 1275
Valley Brook Ave., Lyndhurst, NJ 07071, attention:           , by email
at           @altmangroup.com, or by calling (          )           .

             CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

     This prospectus and the SAI contain "forward-looking statements." Forward-looking statements can be identified by the words "may," "will," "intend," "expect," "estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the conditions in the U.S. and international financial and other markets, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

     Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Special Considerations and Risk Factors" section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus are made as of the date of this prospectus. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement.

     Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the "Special Considerations and Risk Factors" section of this prospectus. We urge you to review carefully that section for a more complete discussion of the risks of an investment in our common shares.

                               PROSPECTUS SUMMARY

     This summary highlights some information that is described more fully elsewhere in this prospectus. It may not contain all of the information that is important to you. To understand the Offer fully, you should read the entire document carefully, including the "Special Considerations and Risk Factors" section.

                                    THE OFFER

The Offer................  DWS Multi-Market Income Trust (the ''Fund") is
                           issuing to its shareholders of record
                           ("Shareholders") as of the close of business
                           on           , 2007 (the ''Record Date") non-
                           transferable rights (''Rights") to subscribe for an
                           aggregate of approximately            shares of
                           beneficial interest (''Shares") of the Fund, par value $0.01 per share (the ''Offer"). You will receive one Right for each whole share you hold as of the Record Date. For every three Rights that you receive, you may subscribe for one new Share of the Fund (3-for-1). No fractional Shares will be issued. If you receive less than three Rights in total, you will be entitled to subscribe for one new Share. The Rights of a Shareholder to acquire Shares during the Subscription Period is referred to as the ''Primary Subscription." See ''The Offer."

Subscription Price.......  The subscription price per Share will be the greater of the (i) net asset value ("NAV") per share of the
                           Fund on           , 2007 (the "Expiration Date") or
                           (ii) 95% of the volume weighted average share price of the Fund on the New York Stock Exchange ("NYSE") on the Expiration Date and the four preceding business days (the "Subscription Price"). See "The Offer -- The Subscription Price."

Subscription Period......  Rights may be exercised at any time during the subscription period (the "Subscription Period"),
                           which starts on           , 2007 and ends at 5:00
                           p.m., Eastern time, on           , 2007. See "The
                           Offer -- Terms of the Offer."

Over-Subscription
Privilege................  Each Shareholder who fully exercises all Rights issued to him may be entitled to subscribe for Shares which were not otherwise subscribed for by others in the Primary Subscription (the "Over-Subscription Privilege"). If enough Shares are available, all Shareholders' requests to buy Shares pursuant to the Over-Subscription Privilege will be honored in full. If sufficient Shares are not available to honor all over-subscription requests, the Fund may, at its discretion, issue up to an additional 25% of the Shares available in the Offer to honor over-subscription requests. If sufficient Shares are not available to honor all over-subscription requests, the available Shares will be allocated pro-rata among those who over-subscribe based on the number of Rights originally issued to them by the Fund. The allocation process may involve a series of allocations to assure that the total number of Shares available for over-subscriptions is distributed on a pro-rata basis. See "The Offer -- Over-Subscription Privilege."

Purpose of the Offer.....  The purpose of the Offer is to increase the assets of the Fund available for investment, thereby allowing the Fund to more fully take advantage of available investment opportunities consistent with the Fund's investment objective.

                           The Board of Trustees of the Fund (the "Board") determined that the Offer is in the best interests of the Fund. In making this determination, the Board was advised by Deutsche Investment Management Americas Inc. ("DIMA" or "Investment Adviser") that the current market environment and outlook is conducive for high yield investing. In addition, DIMA advised the Board that it believes the Offer may provide the following benefits:

                           - Provide an opportunity for existing Shareholders to
                             purchase additional Shares at a price potentially below market value;

                           - Increase investment opportunities available to the
                             Fund to enable the Fund to maintain or potentially enhance its current dividend yield;

                           - Enable the Fund to pursue attractive investment
                             opportunities without selling portfolio securities;

                           - Reduce the Fund's per share expense ratio because
                             the Fund's operating expenses can be spread over a larger asset base;

                           - Possibly increase the NAV of the Fund to the extent
                             the Subscription Price is greater than the NAV of the Fund on the Expiration Date; and

                           - Potentially improve liquidity of the trading market
                             for the Fund's shares on the NYSE.

                           There can be no assurance that any of these benefits will be realized. See "The Offer -- Purpose of the Offer."

Costs of the Offer.......  The costs of the Offer, which are estimated to be
                           $     , will be borne by the Fund. In the event the
                           Offer is cancelled, the costs of the Offer will be split equally between the Fund and DIMA.

Notice of NAV Decline or
Increase.................  The Fund will suspend the Offer until it amends this prospectus if, after the effective date of this prospectus, the Fund's NAV declines more than 10% from its NAV as of that date or the NAV increases to an amount greater than the net proceeds. If that occurs, the Fund will notify Shareholders of the decline or increase and permit Shareholders to cancel the exercise of their Rights. Shareholders will have their payment for additional Shares returned to them if they opt to cancel the exercise of their Rights. In addition, if the shares of the Fund begin to trade at a discount to NAV, the officers of the Fund will reexamine the Offer and may consider recommending the cancellation of the Offer or a change in the terms of the Offer. See "The Offer -- Notice of NAV Decline or Increase."

How to Obtain
Subscription
Information..............  - Contact your broker, banker or trust company.

                           - Contact The Altman Group, Inc. (the "Information
                             Agent") toll-free at           .

How to Subscribe.........  Except as described under Foreign Restrictions, you may subscribe in one of two ways:

                           - Complete and sign the subscription certificate
                             ("Subscription Certificate"). Mail it in the envelope provided or deliver the completed and signed Subscription Certificate by the Expiration Date to Colbent Corporation (the "Subscription Agent").

                           - Contact your broker, banker or trust company, which
                             can arrange, on your behalf, to guarantee delivery of a properly completed and executed Subscription Certificate, pursuant to a notice of guaranteed delivery ("Notice of Guaranteed Delivery"), to the Subscription Agent by the Expiration Date. See "The Offer -- Methods for Exercising of Rights" and "The Offer -- Payment for Shares."

Federal Income Tax
Consequences.............  For federal income tax purposes, neither the receipt nor the exercise of the Rights will result in taxable income to Shareholders. You will not realize a taxable loss if your Rights expire without being exercised. See "The Offer -- Certain Federal Income Tax Consequences of the Offer."

Use of Proceeds..........  The net proceeds of the Offer, assuming all Shares
                           are sold, is estimated to be           . The Fund
                           will invest the proceeds of the Offer in accordance with the Fund's investment objective and policies. DIMA anticipates that investment of the proceeds will occur shortly after their receipt by the Fund, depending on market conditions and the availability of appropriate investments. To the extent there is any delay in investing the proceeds of the Offer, the Fund may invest in U.S. government securities or high-quality, short-term money market instruments, cash or cash equivalents, pending investment of the proceeds. See "Use of Proceeds."

Non-Transferability of
Rights...................  The Rights are non-transferable, and may not be purchased or sold. Rights will expire without residual value at the Expiration Date. The Rights will not be listed for trading on the NYSE, and there will not be any market for trading Rights. The Shares to be issued pursuant to the Offer will be listed for trading on the NYSE, subject to the NYSE being officially notified of the issuance of those Shares.

Foreign Restrictions.....  Subscription Certificates will not be mailed to
                           Shareholders whose record addresses are outside the United States. Foreign Shareholders will receive written notice of the Offer as set forth in this prospectus. See "The Offer -- Foreign Restrictions."

                           IMPORTANT DATES TO REMEMBER



Record Date.........................................            , 2007*
Subscription Period.................................            , 2007 to           , 2007*
Expiration Date.....................................            , 2007*
Subscription Certificates and Payment for Shares
  due**.............................................            , 2007*
Notice of Guaranteed Delivery due...................            , 2007*
Payment for Guarantees of Delivery due..............            , 2007*
Confirmation mailed to participant..................            , 2007*
Final payment for Shares***.........................            , 2007*


--------

     * Unless the Offer is extended.

    ** A Shareholder exercising Rights must deliver the (i) a Subscription
       Certificate or (ii) a Notice of Guarantee Delivery by the Expiration
       Date.

   *** Additional amount due (in the event the Subscription Price exceeds the Estimated Subscription Price).

                                    THE FUND

The Fund.................  The Fund has been engaged in business as a diversified, closed-end management investment company since January 23, 1989, when it completed an initial public offering of 17,000,000 of its common shares. The Fund was organized as a Massachusetts business trust on August 3, 1988, and commenced operations on
                           January 23, 1989. As of           , 2007, the Fund
                           had            shares outstanding. Shares of the Fund
                           are traded on the NYSE under the symbol "KMM."  As
                           of           , 2007, the Fund's NAV was $
                           and the Fund's last reported sale price was
                           $          . See ''The Fund."

Investment Objective,
Strategies and Policies..  The Fund's investment objective is to provide high current income consistent with prudent total return asset management. The Fund seeks to achieve its objective by investing its assets in a broad range of income producing securities, such as U.S. corporate fixed income securities and debt obligations of foreign governments and their agencies and instrumentalities, either of which may be denominated in foreign currencies, debt obligations of the U.S. Government and its agencies and instrumentalities and other income producing securities, including securities which may be denominated in foreign currencies, any of which securities may or may not be rated. There is no limitation on the percentage of the Fund's portfolio which must be invested in any particular type of income producing security; however, at least 65% of the Fund's assets will be invested in at least two different securities sectors. The Fund has no requirements regarding whether the income producing securities it purchases must be rated or, if such securities are rated, what the minimum or maximum ratings on such securities must be. See "Investment Objective, Strategies and Policies."

Information Regarding the
Investment Adviser.......  DIMA serves as the investment adviser to the Fund.
                           DIMA provides a full range of investment advisory services to retail and institutional clients, and as
                           of           , 2007 had total assets of approximately
                           $      billion under management. DIMA is an indirect
                           wholly-owned subsidiary of Deutsche Bank A.G., an international commercial and investment banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking,
                           investment banking and insurance. As of           ,
                           2007, Deutsche Bank A.G. had more than $      billion
                           in assets under management. DIMA is part of Deutsche Asset Management, which is the marketing name in the United States for the asset management activities of Deutsche Bank A.G.

                           DIMA, as investment adviser, receives a fee, paid monthly, at the annual rate of .85% of the average weekly net assets of the Fund. See "Management of the Fund -- Investment Adviser."

Dividends and
Distributions............  The Fund's policy is to make monthly distributions to shareholders. Monthly distribution may include net short-term capital gains. Net long term capital gains, if any, will be distributed at least annually. See "Dividends and Distributions; Dividend Reinvestment Plan."

Dividend Reinvestment
Plan.....................  Shareholders will receive all dividends and capital gains distributions in cash. However, the Fund has established a dividend reinvestment plan (the "Plan") under which all shareholders whose shares are registered in their own name may elect to have all such dividends and distributions automatically reinvested in additional shares of the Fund. Shareholders who elect to hold their shares in the name of a broker or nominee should contact such broker or nominee to determine whether they may participate in the Plan. See "Dividends and Distributions; Dividend Reinvestment Plan."

Provision for Conversion
to Open-End Fund.........  The Board may at any time propose conversion of the
                           Fund to an open-end management investment company depending on its judgment of the advisability of such action in light of circumstances then prevailing. Approval of such conversion would require a favorable vote of the holders of a majority of the outstanding shares. Conversion to an open-end investment company would make the shares redeemable at their NAV upon demand by shareholders. See "Description of Shares -- Conversion to Open-End Fund."

Repurchase of Shares.....  The Fund may, from time to time, take action to attempt to reduce or eliminate any market value discount from NAV. The Board, in consultation with DIMA, will review on a quarterly basis the possibility of open market repurchases or tender offers for shares of the Fund. There can be no assurance that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such repurchases or tender offers will result in the shares trading at a price which is equal to or close to NAV. The Fund may borrow to finance such repurchases or tenders. See "Repurchase of Shares."

Custodian, Transfer Agent
and
Dividend -- Disbursing
Agent....................  State Street Bank and Trust Company acts as the
                           Fund's custodian and is the Fund's named transfer agent. Pursuant to a sub-transfer agency agreement between State Street Bank and Trust Company and DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of DIMA, DWS-SISC acts as the transfer agent, dividend-disbursing agent and shareholder service agent for the Fund. See "Custodian, Transfer Agent and Dividend -- Disbursing Agent."

                     SPECIAL CONSIDERATIONS AND RISK FACTORS

     The following summarizes some of the matters that you should consider before investing in connection with this offer.

Risks of the Offer.......  Potential Yield Reduction.  The Offer could reduce the Fund's current dividend yield if the Fund is unable to invest the proceeds of the Offer in securities that provide a yield higher than the current portfolio yield.

                           Cost of the Offer. It is possible that the costs of the Offer could result in the dilution of the aggregate NAV of the Fund's shares if the Offer is under-subscribed and/or the Subscription Price is at or near NAV. The Fund cannot state precisely the extent of such dilution, if any, at this time because the Fund does not know what proportion of the Rights will be exercised or what the NAV per share will be when the Offer expires.

                           Share Price Volatility. Volatility in the market price of the Fund's shares may increase during the Offer. The Offer may result in some shareholders selling their shares, which would exert downward price pressure on the price of shares, while others wishing to participate in the Offer may buy Shares, having the opposite impact.

                           Non-Participation in the Offer. Shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than they owned before the Offer.

                           Under-Subscription. It is possible that the Offer will not be fully subscribed. Under-subscription of the Offer could have an impact on the net proceeds of the Offer and whether the Fund achieves the benefits described under "The Offer -- Purpose of the Offer."

Risks of Investing in the
Fund.....................  The Fund is a closed-end investment company designed primarily as a long-term investment and not as a trading vehicle. The following are the general risks of investing in the Fund that affect the Fund's ability to achieve its investment objective. The risks below could lower the returns and distributions on the Fund's common shares.

                           Interest Rate Risk. The value of the fixed income securities held by the Fund generally will vary inversely with market interest rates. If interest rates in a market fall, the Fund's fixed income securities issued by governments or companies in that market ordinarily will rise. If market interest rates increase, however, the fixed income securities owned by the Fund in that market will be likely to decrease in value. Many of the fixed income securities in which the Fund will invest, including certain types of sovereign debt, such as Brady Bonds, have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions, including changes in interest rates. In addition, securities issued at a deep discount, such as certain types of Brady Bonds and zero coupon obligations in which the Fund may invest, are subject to greater fluctuations of market value in response to changes in interest rates than fixed income securities of comparable maturities that were not issued at a deep discount.

                           Lower Rated Corporate Fixed Income Securities
                           Risk. The Fund may purchase debt securities that are rated below investment-grade (commonly referred to as "junk bonds"), and preferred stock that is rated below investment grade. Securities rated below Baa by Moody's Investors Services, Inc. ("Moody's") or below BBB by Standard & Poor's Corporation ("S&P") or similarly rated by another national recognized statistical rating organization ("NRSRO") and unrated securities judged to be of equivalent quality as determined by the Investment Adviser are considered below investment grade. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See Appendix -- Description of Bond Ratings for a more complete description of the ratings assigned by ratings organizations and their respective characteristics. See "Special Considerations and Risk Factors -- Lower Rated Fixed Income Securities."

                           Foreign Fixed Income Securities Risk. Because most foreign fixed income securities are not rated, the Fund will invest in such foreign fixed income securities based on DIMA's analysis without relying on published ratings. Because such investments will be based upon the DIMA analysis rather than upon published ratings, achievement of the Fund's goals may depend more upon the abilities of DIMA than would otherwise be the case.

                           The value of the foreign fixed income securities held by the Fund, and thus the NAV of the Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which the Fund's investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of the Fund's investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

                           Investments in sovereign debt, such as Brady Bonds (Brady Bonds are debt instruments issued under a plan implemented to allow debtor Nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and the Fund may be unable to collect all or any part of its investment in a particular issue.

                           Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Fund. A significant portion of the sovereign debt in which the Fund will invest, including Brady Bonds, is issued as part of debt restructurings and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

                           Foreign and Emerging Market Risk. Investments in foreign securities involve certain risk considerations not typically associated with investing in securities of U.S. issuers, including:
                           (a) currency devaluations and other currency exchange rate fluctuations; (b) political uncertainty and instability, including military coups and armed conflict; (c) more substantial government involvement in the economy; (d) higher rates of inflation; (e) less government supervision and regulation of the securities markets and participants in those markets;
                           (f) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. Dollars; (g) greater price volatility, substantially less liquidity and significantly smaller capitalization of securities markets; (h) absence of uniform accounting and auditing standards; (i) generally higher commission expenses; (j) delay in settlement of securities transactions; and (k) greater difficulty in enforcing shareholder rights and remedies.

                           In addition, foreign securities may be subject to the risks of nationalization, expropriation and other confiscation which may be greater in emerging markets. These and the other risks discussed above could affect adversely the economies of such foreign markets or the Fund's investments in such markets. Because of the special considerations associated with investing in foreign securities, an investment in the Fund should be considered speculative.

                           The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

                           Income on foreign securities may be subject to withholding and other taxes, which would reduce the yield on such securities to the Fund and which may not be recoverable by the Fund or its shareholders. Because the Fund may invest in foreign currency denominated securities, changes in foreign currency exchange rates will affect the Fund's NAV, the value of interest earned, and gains and losses realized on the sale of securities denominated in foreign currencies. The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities because transaction expenses and other costs of investing in emerging market securities, such as custodial costs, are higher.

                           In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

                           Foreign Currency Risk. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

                           Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

                           Illiquid Securities Risk. The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. It may be difficult to sell such securities at a price representing the fair value and, where registration of such securities is required, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell.

                           Prepayment and Extension Risk. Preferred stock and fixed income securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration, and reduce the value of the security. This is known as extension risk.

                           U.S. Government Securities Risk. Securities issued by the U.S. Government, its agencies or instrumentalities may vary in terms of the degree of support afforded by the U.S. government. Some U.S. Government securities may be supported by the full faith and credit of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds and GNMA certificates. Some agency securities are supported by the agency's right to borrow from the U.S. Treasury under certain circumstances, such as those issued by the Federal Home Loan Banks. Still others are supported only by the discretionary authority to purchase the agency's obligations, such as those issued by the Federal National Mortgage Association, or by the credit of the agency that issued them, such as those issued by the Student Loan Marketing Association. Because there is no guarantee that the U.S. Government will provide support to such agencies, such securities may involve risk of loss of principal and interest. Current market prices for U.S. Government securities are not guaranteed and the value of such securities will fluctuate.

                           Zero Coupon Securities Risk. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

                           Loan Participations and Assignment Risk. The Fund may invest in fixed- and floating-rate loans ("Loans") arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of portions of Loans ("Assignments") from third parties. By investing in the Participations the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the

                           Fund and the borrower is determined by the Investment Adviser to be creditworthy.

                           When the Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

                           The Fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, the Fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

                           Pay-in-kind Bond Risk. Similar to zero coupon obligations, PIK bonds carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of PIK bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal income tax law requires the holder of certain PIK bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "U.S. Federal Income Tax Matters" in the SAI.

                           Credit Default Swap Risk. The Fund may invest in credit default swap transactions for hedging or investment purposes. The buyer in a credit default swap contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

                           Leverage and Borrowing Risk. Although the Fund's use of leverage creates an opportunity for increased net income and capital appreciation for the Fund's shares, it also results in additional risks and can magnify the effect of any losses. The Fund will pay (and the holders of the Fund's shares will bear) any costs and expenses relating to any leverage. If the income and gains earned on securities purchased with leverage proceeds are greater than the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of leverage, the return to the Fund will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for the Fund's shareholders including:

                           - the likelihood of greater volatility of NAV and
                             market price of and dividends on the Fund's shares than a comparable portfolio without leverage;

                           - the risk that fluctuations in interest rates on
                             borrowings and short-term debt or in the dividend rates on any leverage that the Fund must pay will reduce the return to the Fund's shareholders; and

                           - the effect of leverage in a declining market, which
                             is likely to cause a greater decline in the NAV of the Fund's shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund's shares.

                           It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to redeem or meet payment obligations on any leverage. Such a sale would reduce the Fund's NAV and also make it difficult for the NAV to recover. The Fund in its best judgment nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return. The Fund's use of leverage may also impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company.

                           Portfolio Turnover Risk. From year to year the Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate of the Fund generally will not exceed 200% (excluding turnover of securities having a maturity of one year or less). The portfolio turnover rate, however, will not be a limiting factor when the Fund deems it desirable to purchase or sell securities. A 200% annual turnover rate would occur, for example, if all the securities in the portfolio were replaced two times in a period of one year. A portfolio turnover rate of 200% would be higher than that experienced by most investment companies with a similar investment objective. A high turnover rate (over 100%) necessarily involves greater expenses to the Fund. In prior years, the Fund's portfolio turnover rate has exceeded 100%. The Fund will engage in portfolio trading if DIMA believes that a transaction will help achieve the Fund's investment objective.

                           Net Asset Value. Whether an investor will realize gains or losses upon the sale of shares will not depend directly upon changes in the Fund's net NAV, but will depend upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. The market price of shares is determined by such factors as relative demand for and supply of shares in the market, general market and economic conditions, changes in the Fund's net asset value and other factors beyond the control of the Fund. This market risk is separate and distinct from the risk that the Fund's NAV may decrease. Since its initial public offering, shares have traded at various times at both a discount and a premium to NAV. See "Trading and Net Asset Value Information." The risk that the shares may trade at a discount to NAV may be greater for investors expecting to sell their shares in a relatively short period of time. Accordingly, the Shares are designed primarily for long-term investors. Investors in the shares should not view the Fund as a vehicle for short-term trading purposes.

                                    FEE TABLE



SHAREHOLDER TRANSACTION EXPENSES
  Sales Load (as a percentage of Subscription Price)(1)..........  None
  Dividend Reinvestment Plan Fees................................  None
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS)
  Management Fee.................................................  0.85%
  Interest Payments on Borrowed Funds(2).........................      %
  Other Expenses(3)..............................................      %
                                                                   ----
     TOTAL ANNUAL EXPENSES(4)....................................      %
                                                                   ====



--------

   (1) No sales load will be charged by the Fund in connection with this Offer. However, Shareholders that choose to exercise their Rights through broker-dealers, banks or other nominees may incur a servicing fee charged by such broker-dealer, bank or nominee.
   (2) Assumes that the Fund's total leverage through borrowing will equal
       approximately   % of the Fund's total assets, including proceeds of the
       Offer. However, assuming the Fund does not engage in additional borrowings, the estimated annual operating expenses would be:



Management Fees.................................................     %

Interest Payments on Borrowed Funds.............................     %

Other Expenses..................................................     %

Total Annual Expenses...........................................     %




   (3) Amounts are based on estimated amounts for the Fund's current fiscal year after giving effect to anticipated net proceeds of the Offer, assuming that all of the Rights are exercised, and do not include the expense of leverage.
   (4) The   % expense ratio assumes that the Offer is fully subscribed,
       yielding estimated net proceeds of $      (assuming a Subscription Price
       of $      per Share) and that, as a result of the Offer, (based on the
       Fund's net assets attributable to Shareholders on           , 2007 of
       $     ) the net assets attributable to Shareholders would be $     . If
       the subscription rate of the Offer is 50%, "Other Expenses" would be   %
       (a difference of           basis points) and "Total Annual Expenses"
       would be   % (a difference of            basis points).

EXAMPLE:

     An investor would directly or indirectly pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the period.


                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------


Total Expenses Incurred: .....................     $        $         $          $


     The foregoing fee table and example are intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly.

     The Example set forth above assumes reinvestment of all dividends and
distributions at NAV, and an annual expense ratio of   %. The table above and
the assumption in the Example of a 5% annual return are required by the Securities and Exchange Commission ("SEC") regulations applicable to all management investment companies. THE EXAMPLE SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN. ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. In addition, while the Example assumes reinvestment of all dividends and distributions at NAV, participants in the Plan may receive shares purchased or issued at a price or value different from NAV. See "Dividends and Distributions; Dividend Reinvestment Plan."

                              FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results from a single Fund share. In the table, "total investment return" represents the rate that an investor would have earned on an investment in the Fund. The information in the financial highlights for the ten years ended November 30,
2006 has been audited by           , independent registered public accounting
firm, whose report appears in the Fund's Annual Report to Shareholders. The Fund's financial statements are included in the Fund's Annual and Semi-Annual Reports and are incorporated by reference into the Statement of Additional Information "SAI." The Annual and Semi-Annual Reports may be obtained without
charge by calling           .


                                                      FOR THE YEARS ENDED NOVEMBER 30
                                    -------------------------------------------------------------------
                                    2006   2005   2004   2003   2002   2001   2000   1999   1998   1997
                                    ----   ----   ----   ----   ----   ----   ----   ----   ----   ----


Net asset value, beginning of
  period..........................
Net investment income.............
Net realized and unrealized gains
  from investment and foreign
  currency transactions...........
Net increase from investment
  operations......................
Dividends from net investment
  income..........................
Distributions from net realized
  gains from investment
  transactions....................
Distributions from paid-in-
  capital.........................
Distributions in excess of net
  investment income...............
Total dividends and distributions
  to Shareholders.................
Net increase in net asset value
  resulting from repurchase of
  common stock....................
Net asset value, end of period....
Market value end of period........
Total investment return(1)........
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's).........................
Expenses to average net assets....
Net investment income to average
  net assets......................
Portfolio turnover rate...........

                     INFORMATION REGARDING SENIOR SECURITIES

     The Fund has outstanding a $      loan from            at           . The
loan is evidenced by a note which bears interest at the            plus   % (  %
at           ) which is payable quarterly. The loan amount and rate are reset
periodically under a credit facility which is available until           . The
outstanding senior securities as of            for each of the last ten fiscal
years is as follows:


YEAR                                 TOTAL AMOUNT OUTSTANDING   ASSET COVERAGE PER $1,000 OF DEBT
----                                 ------------------------   ---------------------------------


2006...............................
2005...............................
2004...............................
2003...............................
2002...............................
2001...............................
2000...............................
1999...............................
1998...............................
1997...............................


                     TRADING AND NET ASSET VALUE INFORMATION

     In the past, the Fund's shares have traded at both a premium and at a discount in relation to NAV. Although the Fund's shares recently have been trading at a premium above NAV, there can be no assurance that this premium will continue after the Offer or that the shares will not again trade at a discount. Shares of closed-end investment companies such as the Fund frequently trade at a discount from NAV. See "Special Considerations and Risk Factors."

     The Fund's shares are listed and traded on the NYSE. The average weekly
trading volume of the shares on the NYSE during the year ended           , 2006
was            shares. The following table shows for the quarters indicated: (1)
the high and low sale price of the shares on the NYSE; (2) the high and low NAV per share; and (3) the high and low premium or discount to NAV at which the Fund's shares were trading (as a percentage of NAV).


                                                                        PREMIUM/(DISCOUNT)
                                          PRICE       NET ASSET VALUE   TO NET ASSET VALUE
                                      -------------   ---------------   ------------------
FISCAL QUARTER ENDED                  HIGH      LOW   HIGH        LOW   HIGH           LOW
--------------------                  ----      ---   ----        ---   ----           ---


.....................................


     Immediately prior to the Fund's announcement of the Offer on           ,
the last reported sale price of a share of the Fund's shares on the NYSE was
$     . The Fund's NAV per share on            was $     .

                                    THE OFFER

TERMS OF THE OFFER

     The Fund is issuing to its Shareholders, as of the close of business on the Record Date, non-transferable Rights entitling the holders thereof to subscribe
for an aggregate of up to            Shares of the Fund. Each Shareholder is
being issued one Right for each whole share of beneficial interest owned on the Record Date. The Rights entitle the holders thereof to subscribe for one Share for every three Rights held (3-for-1) (the "Primary Subscription"). Fractional shares will not be issued upon the exercise of the Rights. Shareholders issued fewer than three Rights are entitled to subscribe for one Share pursuant to the Primary Subscription. If you exercise all of the Rights issued to you, you also may subscribe for Shares which were not otherwise subscribed for by others in the Primary Subscription pursuant to the Over-Subscription Privilege.

     Rights may be exercised at any time during the Subscription Period, which
commences on            and ends at 5:00 p.m., Eastern time, on           ,
2007, unless extended by the Fund (such date, as it may be extended, is referred to in this prospectus as the "Expiration Date"). The Rights are evidenced by a Subscription Certificate that will be mailed to Shareholders, except as discussed below under "Foreign Restrictions." The methods by which Rights may be exercised and payments may be made for Shares are set forth below in "Methods for Exercising Rights" and "Payment for Shares."

     Because the Expiration Date and the date upon which the price of the Rights will be determined will be the same date, exercising Shareholders will not know the purchase price of the Shares when they make their investment decision. If the market price of the Fund's shares is below the Subscription Price, it may not be in your interest to participate in the Offer. Once you subscribe for Shares and the Fund receives payment or a guarantee of payment (as described under "The Offer -- Payment for Shares"), you will not be able to change your decision, except under the circumstances described under "Notice of NAV Decline or Increase."

     The Rights are non-transferable. Therefore, only the underlying Shares will be listed for trading on the NYSE. For purposes of determining the maximum number of Shares a Shareholder may acquire pursuant to the Offer, broker-dealer whose shares are held of record by Cede & Co. ("Cede"), nominee for the Depository Trust Company, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "Over-Subscription Privilege."

PURPOSE OF THE OFFER

     The purpose of the Offer is to increase the assets of the Fund available for investment, thereby allowing the Fund to more fully take advantage of available investment opportunities consistent with the Fund's investment objective. DIMA believes that the additional capital resulting from the Offer would enable the Fund to purchase newly issued securities and/or provide the ability to increase current holdings without the need to raise capital by selling certain other existing positions. DIMA believes the Fund could realize the following benefits as a result of the Offer:

     Opportunity to Purchase Below Market Price. The Offer affords existing shareholders the opportunity to purchase additional Shares at a price that potentially will be below market value at the Expiration Date.

     Increased Investment Opportunity. The proceeds of the Offer will enable the Fund to purchase newly issued securities and/or provide the ability to increase current holdings without the need to raise capital by selling certain other existing positions and thus possibly paying transaction costs or incurring capital gains when selling specific securities. Based on current market conditions, DIMA believes that the additional opportunities will enable the Fund to maintain or potentially enhance its current dividend yield, although there can be no assurance that will be the case and, depending upon the actual yields generated by the securities purchased with the proceeds of the Offer, the Fund's ability to maintain current dividend levels could indeed be impeded. DIMA also expects that the increased investment opportunities may result in increased diversification.

     Reduction in Expense Ratio. The increase in assets from the Offer may reduce the Fund's expenses as a percentage of average net assets over time because fixed costs would be spread over a greater number of shares.

     Potential Increase in NAV. If shares of the Fund continue to trade at a premium, the Offer could increase the NAV of the Fund if the Subscription Price, less offering costs, exceeds the NAV.

     Additional Liquidity. The Offer could also improve the liquidity of the trading market for the Fund's shares on the NYSE.

     The Board determined that the Offer was in the best interests of the Fund. The Board considered information about the Offer provided by DIMA, including materials on the current market environment and outlook for the Fund. DIMA informed the Board that it believed that the potential benefits of conducting the Offer, discussed above, mitigated the potential risks associated with the Offer. In particular, the Board considered DIMA's representations that, based upon current market conditions and available leverage opportunities, DIMA believed that the Offer would enable the Fund to purchase portfolio securities that would enable the Fund to maintain or enhance its current dividend yield, although there could be no assurance that would be the case.

     The Board also considered the proposed terms of the Offer, including the advantages and disadvantages of conducting a non-transferable rights offering versus a transferable rights offering, the pricing structure of the Offer, the anticipated impact of the Offer on the market price, the expenses of the Offer and the effect on non-exercising

Shareholders. The Board noted that DIMA will benefit from the Offer because its fees for investment management services are based on the average weekly net assets of the Fund. See "Management of the Fund -- Investment Adviser." It is not possible to state precisely the amount of additional compensation DIMA will receive as a result of the Offer because it is not known how many Rights will be exercised and because the proceeds of the Offer will be invested in additional portfolio securities that may fluctuate in value. However, in the event that all the Rights are exercised in full, based on the estimated Subscription Price of
$      per Share, DIMA would receive additional fees for investment management
services of approximately $      per annum as a result of the increase in assets
under management.

     The Fund may, in the future and at its discretion, choose to make additional rights offerings of its shares or otherwise issue common shares from time to time for a number of shares and on terms which may or may not be similar to this Offer.

OVER-SUBSCRIPTION PRIVILEGE

     Shares not subscribed for in the Primary Subscription will be offered, by means of the Over-Subscription Privilege, to Shareholders who have exercised all Rights issued to them [(other than those Rights which cannot be exercised because they represent the Right to acquire less than one Share)] and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Shareholders should indicate, on the Subscription Certificate that they submit with respect to the exercise of the Rights issued to them, how many Shares they are willing to acquire pursuant to the Over- Subscription Privilege. The Fund may, at its discretion, issue up to an additional 25% of the Shares in the Offer to honor over-subscription requests if sufficient Shares are not available from the Primary Subscription to honor all over-subscriptions. If sufficient Shares remain, all over-subscriptions will be honored in full. If sufficient Shares are not available to honor all over-subscriptions, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Fund, so that the number of Shares issued to Shareholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of shares owned by them in the Fund on the Record Date. The allocation process may involve a series of allocations to assure that the total number of Shares available for over-subscriptions is distributed on a pro-rata basis. The Over-Subscription Privilege may result in additional dilution of a Shareholder's ownership percentage and voting rights. For more information on how to exercise the Over-Subscription Privilege, see "Methods for Exercising Rights" below.

     Banks, broker-dealers, trustees and other nominee holders of rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's Primary Subscription was exercised in full.

THE SUBSCRIPTION PRICE

     The Subscription Price per Share will be the greater of the (i) NAV per share of the Fund on the Expiration Date or (ii) 95% of the volume weighted average share price of the Fund on the NYSE on the Expiration Date and the four preceding business days.

     The Fund announced the Offer after the close of trading on the NYSE
on           , 2007. The NAV per Share at the close of business on           ,
2007 and           , 2007 was $      and $     , respectively, and the last
reported sale price of a share on the NYSE on those dates was $      and $     ,
respectively. Because the Offer expires before the actual Subscription Price is determined, Shareholders who decide to acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege will not know the purchase price of such Shares when they make such decision. Information about
the Fund's NAV may be obtained by calling (  )           .

NOTICE OF NAV DECLINE OR INCREASE

     The Fund will suspend the Offer until it amends this prospectus if, after the effective date of this prospectus, the Fund's NAV declines more than 10% from its NAV as of the effective date or the NAV increases to an amount greater than the net proceeds. In such event, the Fund will notify Shareholders of any such decline or increase and permit

Shareholders to cancel the exercise of their Rights. In addition, if the Fund begins to trade at a discount to NAV, it will reexamine the Offer and may consider recommending the cancellation of the Offer or a change in terms of the Offer. Shareholders will have their payment for additional Shares returned to them if they opt to cancel the exercise of their Rights.

EXPIRATION OF THE OFFER

     The Offer will expire at 5:00 p.m., Eastern time, on the Expiration Date. The Rights will expire on the Expiration Date and thereafter may not be exercised. Any extension of the Offer will be followed as promptly as practicable by an announcement thereof. Such announcement will be issued no later than 9:00 a.m., Eastern time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise obligated by law, have any obligation to publish, advertise, or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

SUBSCRIPTION AGENT

     The Subscription Agent is Colbent Corporation. The Subscription Agent will receive for its administrative, processing, invoicing and other services, a fee
estimated to be $     , which includes reimbursement for all out-of-pocket
expenses related to the Offer. Questions regarding the Subscription Certificates
should be directed to The Altman Group at (  )           .

     Completed Subscription Certificates must be sent together with proper payment of the Estimated Subscription Price for all shares subscribed for in the Primary Subscription and pursuant to the Over-Subscription Privilege to the Subscription Agent by one of the methods described below.

     Alternatively, Notice of Guaranteed Delivery may be sent by facsimile to
(  )            to be received by the Subscription Agent prior to 5:00 p.m.,
Eastern time, on the Expiration Date. Facsimiles should be confirmed by
telephone at (  )           . The Fund will accept only properly completed and
executed Subscription Certificates actually received at any of the addresses listed below, prior to 5:00 p.m., Eastern time, on the Expiration Date or by the close of business on the third Business Day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery. See "Payment for Shares" below.


SUBSCRIPTION CERTIFICATE DELIVERY METHOD                    ADDRESS
----------------------------------------                    -------


By First-Class Mail                        P.O. Box 859208
                                           Braintree, MA 02185-9208
By Overnight Courier or Express Mail       161 Bay Street Road
                                           Braintree, MA 02184
By Hand                                    Securities Transfer and Reporting
                                           Service, Inc.
                                           c/o Colbent Corporation
                                           100 William Street Galleria
                                           New York, NY 10038
By Broker-Dealer or other Nominee (Notice  Shareholder whose shares are held in a
  of Guaranteed Delivery)                  brokerage bank or trust account may
                                           contact their broker or other nominee and
                                           instruct them to submit a Notice of
                                           Guaranteed Delivery and Payment on their
                                           behalf.


     Delivery to an address other than those listed above does not constitute a valid delivery.

INFORMATION AGENT

     Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:
                             The Altman Group, Inc.
                            1275 Valley Brook Avenue
                           Lyndhurst, New Jersey 07071
                           Toll Free: (  )

     You may also contact your bank, broker or other nominee for information with respect to the Offer.

     The Information Agent will receive a fee estimated to be approximately
$     , which includes reimbursement for all out-of-pocket expenses related to its services as Information Agent.

METHODS FOR EXERCISING RIGHTS

     Rights are evidenced by Subscription Certificates that, except as described below under "Foreign Restrictions," will be mailed to Shareholders or, if a Shareholder's shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by completing and signing the Subscription Certificate that accompanies this prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares at the estimated Subscription Price (as described below under "Payment for Shares") by the Expiration Date. Rights may also be exercised by contacting your broker, banker or trust company, which can arrange, on your behalf, to guarantee payment and delivery of a properly completed and executed Subscription Certificate pursuant to a Notice of Guaranteed Delivery by the close of business on the third business day after the Expiration Date. A fee may be charged for this service. Fractional Shares will not be issued upon the exercise of Rights. Shareholders issued fewer than three Rights are entitled to subscribe for one Share pursuant to the Primary Subscription. Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date at one of the addresses set forth above (unless the guaranteed delivery procedures are complied with as described below under "Payment for Shares").

     Shareholders Who are Record Owners. To exercise their Rights, Shareholders may choose between either option set forth under "Payment for Shares" below. If time is of the essence, option (2) under "Payment for Shares" below will permit delivery of the Subscription Certificate and payment after the Expiration Date.

     Shareholders Whose Shares are Held By a Nominee. Shareholders whose shares are held by a nominee such as a bank, broker or trustee must contact that nominee to exercise their Rights. In that case, the nominee will complete the Subscription Certificate on behalf of the Shareholder and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.

     Nominees. Nominees who hold shares for the account of others should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment as described under "Payment for Shares" below.

PAYMENT FOR SHARES

     Exercising Shareholders who acquire Shares pursuant to this Offer may choose between the following methods of payments:

  (1) DELIVER SUBSCRIPTION CERTIFICATE TO THE SUBSCRIPTION AGENT BY THE EXPIRATION DATE:

     Exercising Shareholders may deliver to the Subscription Agent in the manner set forth above under "Subscription Agent" (i) a completed and executed Subscription Certificate indicating the number of Rights they have been issued and the number of Shares they are acquiring pursuant to the Primary Subscription, as well as the number of any additional Shares they would like to subscribe for under the Over-Subscription Privilege and (ii) payment for
all such ordered Shares based on the estimated Subscription Price of $      per
Share, both no later than 5:00 p.m., Eastern time, on the Expiration Date.

     The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest bearing account of the Fund (the interest from which will belong to the Fund) pending proration and distribution of Shares.

     A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK OR BRANCH LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO DWS MULTI-MARKET INCOME TRUST AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. EXERCISE BY THIS METHOD IS SUBJECT TO ACTUAL COLLECTION OF CHECKS BY 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, SHAREHOLDERS ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

  (2) CONTACT YOUR BROKER, BANK OR TRUST COMPANY TO DELIVER NOTICE OF GUARANTEED DELIVERY TO THE SUBSCRIPTION AGENT BY THE EXPIRATION DATE:

     An exercising Shareholder may acquire Shares, and a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., Eastern time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile or otherwise from a bank, a trust company or NYSE member guaranteeing delivery of (i) payment of the estimated Subscription Price of
$      per Share for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by the close of business
on           , 2007 (the third business day after the Expiration Date).

     On           , 2007 (the "Confirmation Date"), the Subscription Agent will send a confirmation to each exercising Shareholder (or, if the shares are held by a depository or other nominee, to such depository or other nominee), showing
(i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege,
(iii) the per Share and total purchase price for the Shares, and (iv) any additional amount payable by such exercising Shareholder to the Fund or any excess to be refunded by the Fund to such exercising Shareholder, in each case based upon the final Subscription Price. Any additional payment required from an
exercising Shareholder must be received by the Subscription Agent by           ,
2007 (the "Final Payment Date"). Any excess payment to be refunded by the Fund to an exercising Shareholder will be mailed by the Subscription Agent to the holder as promptly as practicable after the Final Payment Date. In the case of any Shareholder who exercises his or her right to acquire Shares pursuant to the Over-Subscription Privilege, any excess payment which would otherwise be refunded to the Shareholder will be applied by the Fund toward payment for additional Shares acquired pursuant to the exercise of the Over-Subscription Privilege. All payments by a Shareholder must be made in U.S. dollars by money order or check drawn on a bank located in the United States and payable to "DWS Multi-Market Income Trust."

     WHICHEVER OF THE METHODS OF PAYMENT DESCRIBED ABOVE IS USED, ISSUANCE OF THE SHARES IS SUBJECT TO COLLECTION OF CHECKS AND ACTUAL RECEIPT OF THE FINAL SUBSCRIPTION PRICE BY THE FUND.

     If an exercising Shareholder does not make payment of any additional
amounts due by           , 2007, the Fund reserves the right to take any or all
of the following actions: (i) apply any payment received by it toward the purchase of the greatest whole number of Shares which could be acquired by such exercising Shareholder upon exercise of the Primary Subscription and/or Over-Subscription Privilege based on the amount of such payment; (ii) allocate the Shares subject to subscription rights to one or more other Shareholders; (iii) sell all or a portion of the Shares deliverable upon exercise of subscription rights on the open market and apply the proceeds thereof to the amount owed; and/or (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares.

     AN EXERCISING SHAREHOLDER WILL NOT HAVE THE RIGHT TO CANCEL THE EXERCISE OF RIGHTS OR RESCIND A PURCHASE AFTER THE SUBSCRIPTION AGENT HAS RECEIVED PAYMENT, EITHER BY MEANS OF A NOTICE OF GUARANTEED DELIVERY OR A CHECK OR MONEY ORDER, EXCEPT UNDER THE CIRCUMSTANCES DESCRIBED UNDER "NOTICE OF NAV DECLINE OR INCREASE."

     The risk of delivery of Subscription Certificates and payments to the Subscription Agent will be borne by the exercising Shareholder and not the Fund, the Subscription Agent or the Information Agent. If the mail is used to exercise Rights, it is recommended that such Subscription Certificate and payment be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Fund and clearance of payment before 5:00 p.m., Eastern time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear and may, at the discretion of the Fund, not be accepted if not cleared before the Expiration Date, you are strongly encouraged to pay, or arrange for payment, by means of certified or bank cashier's check.

     All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Subscription Agent determines in its sole discretion. The Subscription Agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

     EXERCISING SHAREHOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT, EXCEPT UNDER THE CIRCUMSTANCES DESCRIBED UNDER "NOTICE OF NAV DECLINE OR INCREASE."

DELIVERY OF SHARE CERTIFICATES

     Certificates representing Shares acquired in the Primary Subscription and representing Shares acquired pursuant to the Over-Subscription Privilege will be mailed promptly after the expiration of the Offer once full payment for such Shares has been received and cleared. Participants in the Fund's Plan will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder dividend reinvestment accounts in the Plan. Participants in the Plan wishing to exercise Rights for the shares held in their accounts in the Plan must exercise such Rights in accordance with the procedures set forth above. Shareholders whose shares of beneficial interest are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealer's behalf will have any Shares acquired in the Primary Subscription credited to the account of Cede or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege will be certificated and certificates representing such shares will be sent directly to Cede or such other depository or nominee. Share certificates will not be issued for Shares credited to Plan accounts.

EMPLOYEE PLAN CONSIDERATIONS

     Shareholders that are, or acting on behalf of, employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), and plans that are subject to Section 4975 of the Code (as defined below), such as profit sharing/retirement plans for self-employed individuals and Individual Retirement Accounts (collectively, "Retirement Plans") should be aware that additional contributions of cash to Retirement Plans (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) to exercise Rights would be treated as Retirement Plan contributions and therefore, when taken together with contributions previously made, may be treated as excess or nondeductible contributions and may be subject to excise taxes. In the case of Retirement Plans qualified under Section 401(a) of the Code (as defined below), additional cash contributions could cause violations of the maximum contribution limitations of Section 415 of the Code or other qualification rules. Retirement Plans in which contributions are so limited should consider whether there is an additional source of funds available within the Retirement Plan, such as a reallocation from another investment option or other liquidation of assets, with which to exercise the Rights. Because the rules governing Retirement Plans are extensive and complex, Retirement Plans contemplating the exercise of Rights should consult with their counsel before such exercise.

     Retirement Plans and other tax exempt entities should also be aware that if they borrow to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code. If any portion of an Individual Retirement Account is used as security for a loan, the portion so used will be treated as a distribution to the IRA depositor.

     ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transactions rules that may affect the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, Retirement Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

     The following discussion summarizes the principal federal income tax consequences of the Offer to Shareholders and exercising Shareholders. It is based upon the Internal Revenue Code of 1986, as amended (the "Code"), U.S. Treasury regulations, Internal Revenue Service rulings and policies and judicial decisions in effect on the date of this prospectus, all of which may be subject to change or differing interpretation, possibly with retroactive effect. This discussion does not address all federal income tax aspects of the Offer that may be relevant to a particular Shareholder in light of his individual circumstances or to Shareholders subject to special treatment under the Code (such as insurance companies, financial institutions, tax-exempt entities, dealers in securities, foreign corporations, and persons who are not citizens or residents of the United States), and it does not address any state, local or foreign tax consequences. Accordingly, each Shareholder should consult his own tax advisor as to the specific tax consequences of the Offer to him. Each shareholder should also review the discussion of certain tax considerations affecting the Fund and its shareholders set forth under "Federal Income Taxation" below and under "U.S. Federal Income Tax Matters" in the SAI.

     For federal income tax purposes, neither the receipt nor the exercise of the Rights by Shareholders will result in taxable income (or loss) to those Shareholders, and no gain or no loss will be realized if the Rights expire without exercise.

     A Shareholder's basis in a Right will be zero unless either (i) the fair market value of the Right at the time of the distribution is 15% or more of the fair market value at such time of the shares with respect to which the Right was issued, or (ii) the Shareholder elects, on its federal income tax return for the taxable year in which the Right is received, to allocate part of the basis of such shares to the Right. If either of clauses (i) and (ii) is applicable, then if the Right is exercised, the Shareholder will allocate its basis in the shares with respect to which the Right was distributed between such shares and the Right in proportion to the fair market values of each on the date of issuance. If a Shareholder makes the election described in clause (ii), the election is irrevocable and, if made, must be made with respect to all Rights issued to the Shareholder in the Offer.

     The holding period of a Right received by a Shareholder includes the holding period of the shares with regard to which the Right is issued. If the Shareholder exercises a Right, the holding period of the Share acquired begins on the date the Right is exercised.

     In the event a Shareholder allows Rights to expire without exercising them, the Rights will be deemed to have a zero basis and, therefore, the Shareholder will not recognize any loss upon the expiration of the Rights. In addition, the tax basis of the Shares with respect to which the expired Rights were distributed will remain unchanged as compared to their basis prior to the distribution of the Rights.

     A Shareholder's basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a Right will be equal to the sum of the Shareholder's basis in the Right, as described above, and the Subscription Price. Gain or loss recognized by a Shareholder upon the sale of a Share acquired through the Offer will be capital gain or loss (assuming the Share was held as a capital asset at the time of sale) and will be long-term capital gain or loss if the Share was held at the time of the sale for more than one year.

     The foregoing is a general summary of the principal federal income tax consequences of the Offer to Shareholders and exercising holders under federal income tax laws presently in effect, and does not cover any state, local or foreign tax consequences of the Offer. Shareholders should consult their own tax advisors concerning the tax consequences of this transaction. See "Federal Income Taxation."

FOREIGN RESTRICTIONS

     Subscription Certificates will not be mailed to Shareholders whose record addresses are outside the United States (the term "United States" includes the states, the District of Columbia, and the territories and possessions of the United States). However, foreign Shareholders will receive written notice of the Offer. The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such foreign Shareholders' accounts until instructions are received to exercise the Rights. If no instructions have been received by the Expiration Date, the Rights of those foreign Shareholders will expire.

                                 USE OF PROCEEDS

     Assuming all Shares offered hereby are sold at the estimated Subscription
Price of $      per Share, the net proceeds of the Offer will be approximately
$     . The net proceeds of the Offer will be invested in accordance with the
Fund's investment objective and policies. DIMA anticipates that investment of the net proceeds will occur shortly after their receipt by the Fund, depending on market conditions and the availability of appropriate securities. To extent there is any delay in investing the proceeds, the proceeds may be invested in U.S. government securities or high-quality, short-term money market instruments, cash or cash equivalents, pending investments of the proceeds. See "Investment Objective and Policies."

                                    THE FUND

     The Fund is a closed-end, diversified management investment company. The Fund was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 3, 1988, and is registered under the 1940 Act. The Fund's principal office is located at 345 Park Avenue, New York, New York 10154 and its telephone number is 1-800-728-3337.

     On January 23, 1989, the Fund issued an aggregate of 17,000,000 common shares of beneficial interest, par value $0.01, pursuant to the initial public
offering and commenced our investment operations. As of           , 2007, the
Fund had            shares outstanding and total assets of $     .

     The following provides information about the Fund's outstanding securities
as of           , 2007:


                                                                             AMOUNT
                                                          AMOUNT HELD     OUTSTANDING
                                                             BY THE       EXCLUSIVE OF
                                                            FUND OR       AMOUNT HELD
                                               AMOUNT       FOR ITS      BY THE FUND OR
TITLE OF CLASS                               AUTHORIZED     ACCOUNT     FOR ITS ACCOUNT
--------------                               ----------   -----------   ---------------


Common Shares..............................   Unlimited


                  INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

INVESTMENT OBJECTIVE

     The Fund's investment objective is to provide high current income consistent with prudent total return asset management.

PRINCIPAL STRATEGIES AND POLICIES

     The Fund seeks to achieve its objective by investing its assets in a broad range of income producing securities, such as U.S. corporate fixed income securities and debt obligations of foreign governments and their agencies and instrumentalities, either of which may be denominated in foreign currencies, debt obligations of the

U.S. Government and its agencies and instrumentalities and other income producing securities, including securities which may be denominated in foreign currencies, any of which securities may or may not be rated. There is no limitation on the percentage of the Fund's portfolio which must be invested in any particular type of income producing security; however, at least 65% of the Fund's assets will be invested in at least two different securities sectors. The Fund has no requirements regarding whether the income producing securities it purchases must be rated or, if such securities are rated, what the minimum or maximum ratings on such securities must be.

     In deciding which types of securities to buy and sell, DIMA typically weighs a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the U.S. and foreign fixed income markets. In choosing individual fixed income securities, DIMA considers how they are structured and uses independent analysis of issuers' creditworthiness. However, DIMA may rely on its own analysis instead of other independent analysis or published ratings. As a result, achievement of the Fund's goals may depend more upon the abilities of DIMA than would otherwise be the case.

     DIMA may shift the proportion of the Fund's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented.

     The Fund has elected to be classified as a diversified closed-end investment management company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

     During temporary defensive periods, the Fund may invest all or a portion of its assets in cash (including foreign currencies) or money market instruments, such as: short-term obligations of the U.S. Government, its agencies or instrumentalities; other short-term debt securities; commercial paper; bank certificates of deposit or bankers' acceptances of domestic or Canadian chartered banks having total assets in excess of $1 billion; and any of the foregoing investments subject to short-term repurchase agreements.

TYPES OF SECURITIES AND INVESTMENT TECHNIQUES

     The Fund's portfolio will be composed principally of the following investments:

     Fixed Income Securities. The Fund may invest in fixed income securities. Fixed income securities include government, corporate or municipal bonds, which pay a fixed rate of interest until the bonds mature, and preferred stock paying a fixed dividend.

     Lower Rated Fixed Income Securities. The Fund may invest in fixed income securities of below investment grade quality. These securities are predominantly speculative and involve major risk exposure to adverse conditions. Securities that are rated lower than "Baa" by Moody's or "BBB" by S&P, or which are of comparable quality, are commonly referred to as "high yield bonds" or "junk bonds."

     Foreign Fixed Income Securities. The Fund may invest in foreign fixed income securities, including emerging market sovereign debt such as Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), which may be denominated in U.S. or foreign currencies.

     Emerging Market Securities. The Fund may invest in countries considered by DIMA to have developing or "emerging" markets. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Investing in many countries may not be desirable or feasible, because of the lack of organized and liquid securities markets, unacceptable political risk or other reasons.

     Illiquid Securities. The Fund may invest, without limitation, in securities that lack an established secondary trading market or are otherwise considered illiquid. An illiquid security is a security that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the security.

     U.S. Government Securities. The Fund may invest in U.S. Government securities, including direct obligations of the U.S. Treasury, and securities issued or guaranteed by U.S. Government agencies. Some of these securities may be backed by the full faith and credit of the United States while others may be backed only by the rights of the issuer to borrow from the U.S. Treasury, while still others, such as the securities of the Federal Farm Credit Bank, may be supported only by the credit of the issuer. U.S. Government securities may include "zero coupon" securities that have been stripped by the U.S.

     Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

     Collateralized Mortgage Obligations ("CMOs"). The Fund may invest in CMOs. CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), or Fannie Mae, and their income streams.

     Zero Coupon Securities. The Fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities include municipal securities, securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm, from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS(TM)") and Certificate of Accrual on Treasuries ("CATS(TM)").

     Loan Participations and Assignments. The Fund may invest in Loans arranged through private negotiations between an issuer of emerging market debt instruments and one or more Lenders. The Fund's investments in Loans are expected in most instances to be in the form of Participations and Assignments from third parties.

     Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation.

     Pay-in-kind Bonds. The Fund may invest in Pay-in-kind, or "PIK" bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities.

     Credit Default Swaps. The Fund may invest up to 15% of its total assets in credit default swaps (measured by the notional amount of the credit default swap). A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. Where the Fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition, to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly. No more than 5% of the Fund's assets may be invested in credit default swaps for purposes of buying credit protection if the Fund does not own the underlying security or securities at the time of investment.

     If the Fund is a buyer of a credit default swap and no event of default occurs, the Fund will lose its investment and recover nothing. However, if the Fund is a buyer and an event of default occurs, the Fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly.

     The Fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the Fund is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Fund's restrictions on investing in illiquid securities.

     Lending of Portfolio Securities. The Fund may lend its investment securities in an amount up to 33 1/3% of total assets to approved institutional borrowers. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. Loans may be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

     Leverage and Borrowing. The Fund may borrow money from financial institutions unrelated to the Fund in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed), less its liabilities not including such borrowings. The Fund also reserves the right to borrow by issuing commercial paper, bonds, debentures, notes or preferred shares, in series or otherwise, with such interest rates, conversion rights, preferences and other terms and provisions as are determined by the Fund's Board.

     The Fund currently employs financial leverage in the form of borrowings from financial institutions unrelated to the Fund. As of the date of this prospectus, the Fund intends, but is not committed, to add incremental leverage after the Offer so that the Fund's total leverage as a percentage of its total assets will remain approximately the same after the Offer (as of the date of
this prospectus, approximately      % of the Fund's total assets).

     Discount Securities. When and if available, fixed income securities may be purchased at a discount from face value. The market value of fixed income securities generally fluctuates inversely with changes in interest rates; as market interest rates increase, the market value of fixed income securities tends to decrease so that the yields to maturity on such securities tend to equal the stated interest rates on newly issued fixed income securities with comparable characteristics. To the extent fixed income securities are purchased at a price less than the face (principal) value thereof, the yield to the Fund will exceed the stated coupon rate on such securities and will provide the Fund with a return comparable to newly issued fixed income obligations of like characteristics. In addition, discounted securities may provide a greater opportunity for capital gains in the event that interest rates decline than securities trading at par or at a premium over par. Consequently, the ability of the Fund to purchase fixed income securities at less than their face value provides an increased supply of income producing securities available for purchase, provides a potential for ordinary gains and does not necessarily increase the risks to the Fund's portfolio.

     Other Investment Practices. In connection with the investment objective, principal strategies and policies described above, the Fund may also purchase and sell options on fixed income securities and on indices based upon fixed income securities; engage in interest rate, foreign currency and other hedging transactions; purchase and sell fixed income securities on a "when-issued" or "delayed delivery" basis; and enter into repurchase agreements and reverse repurchase agreements. These and other investment practices and their risks are described in detail in the SAI.

                                 USE OF LEVERAGE

     The Fund may borrow money and/or issue preferred shares, commercial paper or debt securities to the extent permitted by the 1940 Act. These practices are known as leveraging. The issuance of additional shares through the Offer will enable the Fund to increase the aggregate amount of its leverage. The Fund currently employs financial leverage in the form of borrowings from financial institutions unrelated to the Fund. As of the date of this prospectus, the Fund intends, but is not committed, to add incremental leverage after the Offer so that the Fund's total leverage as a percentage of its total assets will remain approximately the same after the Offer (as of the date of this prospectus,
approximately   % of the Fund's total assets). The Fund does not currently anticipate leveraging the Fund by issuing preferred shares or other debt securities.

     Leverage creates risks for the Fund's shareholders, including the likelihood of greater volatility of the Fund's NAV and market price. There is a risk that fluctuations in the dividend rates on any preferred shares or in the interest rates on any borrowings may adversely affect the return to the Fund's shareholders. If the return on the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Fund's shareholders as dividends and other distributions will be reduced. The Fund in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate in the circumstances.

     Changes in the value of the Fund's portfolio (including investments bought with the leverage proceeds) will be borne entirely by the Fund's shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the NAV per share to a greater extent than if the Fund were not leveraged.

     The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any leverage issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede DIMA from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

     Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund's total assets). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such divided, distribution, or purchase price, at the case may be.

     Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the total asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets). In addition, if the Fund issues preferred shares, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the preferred shares. If preferred shares is issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares, from time to time, to maintain coverage of any preferred shares of at least 200%. Normally, holders of the common shares will elect the trustees of the Fund except, that the holders of any preferred shares will elect two directors. In the event the Fund failed to pay dividends on its preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the trustees until the dividends are paid.

     Assuming the use of leverage in the amount of % of the Fund's total assets after the Offer (including the proceeds of the leverage) and an annual
interest rate on leverage of      % payable on such leverage (based on the
interest rate on the Fund's outstanding leverage on           , 2007), the
additional income that the Fund must earn in order to cover such interest payments is %. The Fund's actual cost of leverage may be higher or lower than that assumed in the previous example.

     The following table is furnished pursuant to requirements of the SEC. It is designed to illustrate the effect of leverage on total return on the Fund's shares, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund's investment portfolio returns will be. The table further reflects the use of
leverage representing approximately      % of the Fund's total assets after the
Offer (including the proceeds of the leverage) and an interest rate of      %
(based on the interest rate on the Fund's outstanding leverage on           ,
2007). The table does not reflect any costs of the Offer.



Assumed Portfolio Return....................  (10.00)% (5.00)% 0.00%  5.00%  10.00%
Common Share Total Return...................        %       %      %      %       %


     Total return is composed of two elements -- dividends paid to the Fund's shareholders (the amount of which is largely determined by the Fund's net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation.

                     SPECIAL CONSIDERATIONS AND RISK FACTORS

     An investment in the Shares of the Fund involves a high degree of risk. You should carefully consider the following risk factors in addition to the other information set forth in this Prospectus. For additional information about the risks that may be associated with an investment in the Fund, see "Investment Policies and Techniques" in the SAI.

RISKS OF THE OFFER

     Potential Yield Reduction. The Offer could reduce the Fund's current dividend yield if the Fund is unable to invest the proceeds of the Offer in securities that provide a yield higher than the current portfolio yield.

     Cost of the Offer. It is possible that the costs of the Offer could result in the dilution of the aggregate NAV of the Fund's shares if the Offer is under-subscribed and/or the Subscription Price is at or near NAV. The Fund cannot state precisely the extent of such dilution, if any, at this time because the Fund does not know what proportion of the Rights will be exercised or what the NAV per share will be when the Offer expires.

     Share Price Volatility. Volatility in the market price of the Fund's shares may increase during the Offer. The Offer may result in some shareholders selling their shares, which would exert downward price pressure on the price of shares, while others wishing to participate in the Offer may buy Shares, having the opposite impact.

     Non-Participation in the Offer. Shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than they owned before the Offer.

     Under-Subscription Risk. It is possible that the Offer will not be fully subscribed. Under-subscription of the Offer could have an impact on the net proceeds of the Offer and whether the Fund achieves the benefits described under "The Offer -- Purpose of the Offer."

RISKS OF INVESTING IN THE FUND

     Interest Rate Risk. The value of the fixed income securities held by the Fund generally will vary inversely with market interest rates. If interest rates in a market fall, the Fund's fixed income securities issued by governments or companies in that market ordinarily will rise. If market interest rates increase, however, the fixed income securities owned by the Fund in that market will be likely to decrease in value. Many of the fixed income securities in which the Fund will invest, including certain types of sovereign debt, such as Brady Bonds, have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions, including changes in interest rates. In addition, securities issued at a deep discount, such as certain types of Brady Bonds and zero coupon obligations in which the Fund may invest, are subject to greater fluctuations of market value in response to changes in interest rates than fixed income securities of comparable maturities that were not issued at a deep discount.

     Lower Rated Fixed Income Securities Risk. Lower rated fixed income securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix -- Description of Bond Ratings for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

     Issuers of such lower rated securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of lower rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of lower rated securities will fluctuate over time and, during periods of economic uncertainty, volatility of lower rated securities may adversely affect the Fund's net asset value. In addition, investments in lower rated zero coupon or pay-in-kind bonds, rather than income-bearing lower rated securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

     The Fund may have difficulty disposing of certain lower rated securities because it may have a thin trading market. Because not all dealers maintain markets in all lower rated securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing assets. Market quotations generally are available on many lower rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of lower rated securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

     Credit quality in the lower rated securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the DIMA not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the DIMA's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the DIMA will determine whether it is in the best interests of the Fund to retain or dispose of such security.

     Prices for lower rated securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

     A portion of the lower rated securities acquired by the Fund may be purchased upon issuance, which may involve special risks because of the securities so acquired are new issues. In such instances that the Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

     The Fund may hold distressed securities, which are securities that are in default or risk of being in default. In connection with an exchange or workout of such securities, the Fund may accept various instruments if the DIMA determines it is in the best interest of the Fund and consistent with the Fund's investment objective and policies. Such instruments may include, but are not limited to, warrants, rights, participation interests in asset sales and contingent-interest obligations.

     Foreign Fixed Income Securities Risk. Because most foreign fixed income securities are not rated, the Fund will invest in foreign fixed income securities based on DIMA's analysis without relying on published ratings. Because such investments will be based upon DIMA's analysis rather than upon published ratings, achievement of the Fund's goals may depend more upon the abilities of DIMA than would otherwise be the case.

     The value of the foreign fixed income securities held by the Fund, and thus the net asset value of the Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities,
(b) movements in interest rates, and (c) changes in the relative values of the currencies in which the Fund's investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of the Fund's investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

     Investments in sovereign debt, including Brady Bonds, involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of the Fund.

     Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

     The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

     Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

     To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

     Foreign and Emerging Market Risk. Investments in foreign securities involve certain risk considerations not typically associated with investing in securities of U.S. issuers, including: (a) currency devaluations and other currency exchange rate fluctuations; (b) political uncertainty and instability, including military coups and armed conflict; (c) more substantial government involvement in the economy; (d) higher rates of inflation; (e) less government supervision and regulation of the securities markets and participants in those markets; (f) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. Dollars; (g) greater price volatility, substantially less liquidity and significantly smaller capitalization of securities markets; (h) absence of uniform accounting and auditing standards; (i) generally higher commission expenses; (j) delay in settlement of securities transactions; and (k) greater difficulty in enforcing shareholder rights and remedies.

     In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

     Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in those countries.

     The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

     The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

     In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

     The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund's Board.

     Foreign Currency Risk. Because investments in foreign securities may involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

     The strength or weakness of the U.S. dollar against these currencies is responsible for part of the Fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

     Illiquid Securities Risk. The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. It may be difficult to sell such securities at a price representing the fair value and, where registration of such securities is required, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell.

     Prepayment and Extension Risk. Preferred stock and fixed income securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration, and reduce the value of the security. This is known as extension risk.

     U.S. Government Securities Risk. Securities issued by the U.S. Government, its agencies or instrumentalities may vary in terms of the degree of support afforded by the U.S. government. Some U.S. Government securities may be supported by the full faith and credit of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds and GNMA certificates. Some agency securities are supported by the agency's right to borrow from the U.S. Treasury under certain circumstances, such as those issued by the Federal Home Loan Banks. Still others are supported only by the discretionary authority to purchase the agency's obligations, such as those issued by the Federal National Mortgage Association, or by the credit of the agency that issued them, such as those issued by the Student Loan Marketing Association. Because there is no guarantee that the U.S. Government will provide support to such agencies, such securities may involve risk of loss of principal and interest. Current market prices for U.S. Government securities are not guaranteed and the value of such securities will fluctuate.

     Zero Coupon Securities Risk. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

     Loan Participations and Assignment Risk. By investing in the Participations the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Investment Adviser to be creditworthy.

     When the Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

     The Fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, the Fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

     Pay-in-kind Bond Risk. Similar to zero coupon obligations, PIK bonds carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of PIK bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal income tax law requires the holder of certain PIK bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "U.S. Federal Income Tax Matters" in the SAI.

     Credit Default Swap Risk. The Fund may invest in credit default swap transactions for hedging or investment purposes. The buyer in a credit default swap contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

     Leverage and Borrowing Risk. Although the Fund's use of leverage creates an opportunity for increased net income and capital appreciation for the Fund's shares, it also results in additional risks and can magnify the effect of any losses. The Fund will pay (and the holders of the Fund's shares will bear) any costs and expenses relating to any leverage. If the income and gains earned on securities purchased with leverage proceeds are greater than the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of leverage, the return to the Fund will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for the Fund's shareholders including:

     - the likelihood of greater volatility of NAV and market price of and dividends on the Fund's shares than a comparable portfolio without leverage;

     - the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any leverage that the Fund must pay will reduce the return to the Fund's shareholders; and

     - the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Fund's shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund's shares.

     It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to redeem or meet payment obligations on any leverage. Such a sale would reduce the Fund's NAV and also make it difficult for the NAV to recover. The Fund in its best judgment nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return. The Fund's use of leverage may also impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company.

     Portfolio Turnover Risk. From year to year the Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate of the Fund generally will not exceed 200% (excluding turnover of securities having a maturity of one year or less). The portfolio turnover rate, however, will not be a limiting factor when the Fund deems it desirable to purchase or sell securities. A 200% annual turnover rate would occur, for example, if all the securities in the portfolio were replaced two times in a period of one year. A portfolio turnover rate of 200% would be higher than that experienced by most investment companies with a similar investment objective. A high turnover rate (over 100%) necessarily involves greater expenses to the Fund. In prior years, the Fund's portfolio turnover rate has exceeded 100%. The Fund will engage in portfolio trading if DIMA believes that a transaction will help achieve the Fund's investment objective.

     Net Asset Value. Whether an investor will realize gains or losses upon the sale of shares will not depend directly upon changes in the Fund's net NAV, but will depend upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. The market price of shares is determined by such factors as relative demand for and supply of shares in the market, general market and economic conditions, changes in the Fund's net asset value and other factors beyond the control of the Fund. This market risk is separate and distinct from the risk that the Fund's NAV may decrease. Since its initial public offering, shares have traded at various times at both a discount and a premium to NAV. See "Trading and Net Asset Value Information." The risk that the shares may trade at a discount to NAV may be greater for investors expecting to sell their shares in a relatively short period of time. Accordingly, the Shares are designed primarily for long-term investors. Investors in the shares should not view the Fund as a vehicle for short-term trading purposes.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The business and affairs of the Fund are managed by or under the direction of the Board of Trustees of the Fund. Background information regarding the Trustees and officers of the Fund is contained in the SAI under "Trustees and Officers."

INVESTMENT ADVISER

     Deutsche Investment Management Americas Inc., with headquarters at 345 Park Avenue, New York, New York 10154, is the Fund's investment adviser pursuant to an investment management agreement with the Fund (the "Investment Management Agreement"). Pursuant to the Investment Management Agreement, and subject to oversight by the Fund's Board, the Investment Adviser provides continuing investment management of the assets of the Fund in accordance with the Fund's investment objective, policies and restrictions. The Investment Adviser's services include, but are not limited to, monitoring the Fund's performance and compliance with its investment guidelines. DIMA provides a full range of investment advisory services to retail and institutional clients, and as
of           , 2007 had total assets of approximately $      billion under
management. DIMA is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. As
of           , 2007, Deutsche Asset Management, the global asset management
division of Deutsche Bank AG, had more than $      billion in assets under
management. DIMA, along with DWS Scudder, is part of Deutsche Asset Management. Funds managed by DeAM are referred to as "DWS funds."

PORTFOLIO MANAGEMENT

     The following persons handle the day-to-day management of DWS Multi-Market Income Trust:

     GARY SULLIVAN, CFA.

     Director of DIMA and Lead Portfolio Manager of the Fund.

     - Joined Deutsche Asset Management in 1996 and the Fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

     - Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

     - BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

     WILLIAM CHEPOLIS, CFA.

     Managing Director of DIMA and Portfolio Manager of the Fund.

     - Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

     - Portfolio Manager for Retail Mortgage Backed Securities: New York.

     -  Joined the Fund in 2005.

     -  BIS, University of Minnesota.


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

     MATTHEW F. MACDONALD.

     Director of DIMA and Portfolio Manager of the Fund.

     - Joined Deutsche Asset Management and the Fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.

     - Portfolio Manager for Retail Mortgage Backed Securities: New York.

     - BA, Harvard University; MBA, University of Chicago Graduate School of Business.

ADVISORY AGREEMENT

     Pursuant to the Investment Management Agreement, DIMA is responsible for managing the Fund's portfolio, subject at all times to the general oversight of the Fund's Board of Trustees. The Fund has agreed to pay DIMA a management fee payable on a monthly basis at the annual rate of 0.85% of the Fund's average weekly net assets.

     In addition to the fees of the Investment Adviser, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its trustees (other than those affiliated with the Investment Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of any leverage, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

     A discussion of the basis for the Board of Trustee's approval of the Fund's Investment Management Agreement is available in the Fund's annual shareholder report. The basis for subsequent continuations of this agreement will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

     Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of DIMA, and in accordance with procedures approved by the Fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

MARKET TIMING-RELATED REGULATORY AND LITIGATION MATTERS

     On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the SEC and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain open-end funds ("funds") in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admit nor deny any wrongdoing.

     The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisers do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

     Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

     In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

     DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

     The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the Fund's investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

     Based on currently available information, the DIMA believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                                 NET ASSET VALUE

     NAV per share is determined daily as of the close of regular session trading on the NYSE (usually 4:00 p.m., Eastern time) ("Value Time"). NAV is calculated by dividing the value of all of the securities and other assets of the Fund, less its liabilities (including accrued expenses and indebtedness), by the total number of shares outstanding.

     An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

     Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an independent pricing service or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Other debt securities not addressed above are valued at prices supplied by an independent pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

     An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the NYSE. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

     If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

             DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

     The Fund makes monthly distributions to shareholders in a manner that results in the Fund being relieved of any federal income taxes on the amount so distributed. Net short term capital gains, if any, may be distributed monthly and net long term capital gains, if any, will be distributed at least annually. See "Federal Income Taxation."

     Holders of shares will receive dividends in cash. However, shareholders whose shares are registered in their names may elect to have all distributions of dividends and capital gains automatically reinvested by United Missouri Bank N.A., as agent for shareholders ("UMB" or "Plan Agent"), in additional shares of the Fund pursuant to the Plan. Shareholders whose shares are held in the name of a broker or nominee will receive all such distributions in cash and should contact the broker or nominee to determine how they may participate in the Plan.

     The Fund's transfer agent and dividend disbursing agent, DWS-SISC, will establish a dividend investment account (the "Account") for each shareholder participating in the Plan. DWS-SISC will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on shares registered in the name of the DWS-SISC but credited to the participant's Account; and (c) voluntary cash contribution as described below.

     If the Trustees of the Fund declare a dividend or capital gain distribution, the nonparticipants in the Plan will receive such dividend or distribution in cash and participants in the Plan will receive the equivalent in shares determined as follows:

          (a) If on the record date for the dividend or distribution, shares are trading at a premium over NAV per share, the Fund will issue on the payment date, shares valued at NAV per share on the record date.

          (b) If on the record date for a dividend or capital gain distribution, shares are trading at a discount from NAV per share, funds credited to a participant's account will be used to purchase shares. UMB will attempt commencing five (5) days prior to the payment date and ending on the payment date, to acquire shares in the open market. If and to the extent that UMB is unable to acquire sufficient shares to satisfy the dividend and/or capital gain distribution, the Fund will issue to UMB shares at NAV in an aggregate amount of the remaining dividend and capital gain distribution. For the federal income tax treatment of dividends and distributions to participants in the Plan, see "Federal Income Taxation."

     The cost of shares and fractional shares acquired for each participant's Account in connection with a purchase shall be determined by the average cost per share, including brokerage commissions as described below, of the shares acquired by UMB in connection with that purchase. Shareholders will receive a confirmation showing the average cost and number of shares acquired as soon as practicable after DWS-SISC has received or UMB has purchased shares. DWS-SISC may commingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

     A participant may from time to time make voluntary cash contributions to his Account by sending to DWS-SISC a check or money order, payable to DWS-SISC, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) DWS-SISC will inform UMB of the total funds available for the purchase of shares and DWS-SISC will use the funds to purchase additional shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a dividend or capital gain distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a payment date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions. All cash contributions will be invested in shares purchased in the open market.

     Participants in the Plan may withdraw from the Plan upon written notice to DWS-SISC. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, a participant will receive a certificate for the full shares in a respective account, plus a check for any fractional shares based on market price. If a participant so desires, DWS-SISC will notify UMB to sell all the Shareholder's shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee. If the proceeds of the withdrawal are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be issued or sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next dividend or capital gain distribution following receipt of the notice by DWS-SISC provided the notice is received by DWS-SISC at least ten (10) calendar days prior to the record date for the dividend or capital gain distribution.

     The Fund will increase the price at which shares may be issued under the Plan to 95% of the fair market value of the shares on the record date if the NAV per share of the shares on the record date is less than 95% of the fair market value of the shares on the record date.

     DWS-SISC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by UMB in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant nevertheless has the right to receive certificates for whole shares owned by such person.

     The Fund will distribute proxy material to nominee and record shareholders in accordance with SEC rules and regulations.

     There is no charge to participants for reinvesting dividends or distributions, except for certain brokerage commissions, as described below. DWS-SISC and UMB's fees for handling the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of dividends or capital gain distributions as well as from cash contributions.

     The automatic reinvestment of dividends and distributions will not relieve participants of any tax which may be payable on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including with respect to any dividend or distribution paid subsequent to written notice of the change sent to the participants in the Plan at least 90 prior to the effective date of the change. All correspondence concerning the Plan should be directed to DWS-SISC at P.O. Box 219066, Kansas City, Missouri 64121-9066.

                             FEDERAL INCOME TAXATION

     Except as otherwise indicated below, the following discussion is based upon provisions of the Code, the applicable Treasury regulations thereunder, judicial authority and current administrative rulings and practice. Future legislative, judicial or administrative changes or interpretations, which may or may not be retroactive, could affect the tax consequences to the Fund or to the holders of shares.

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In general, if the Fund so qualifies and distributes to its shareholders at least 90% of its investment company taxable income (including net short term capital gains, but excluding the deduction for dividends paid) and at least 90% of its tax-exempt interest income (less expenses allocable thereto) in each year in a manner that qualifies for the deduction for dividends paid, it will not be required to pay federal income taxes on any taxable income that it distributes. In addition, the Fund will not be subject to federal income tax on any net capital gain (i.e., any excess of its net long term capital gain over its net short term capital loss for the taxable year) that is distributed to its shareholders. The Fund may be subject to a 4% excise tax on a portion of its income or gains to the extent that it fails to timely distribute at least the sum of 98% of its ordinary income for the calendar year and 98% of its capital gain net income for the one year period generally ending on October 31. As a Massachusetts business trust the Fund will not be subject to any excise or income taxes in Massachusetts.

     All dividends and distributions will generally be taxable regardless of whether a Shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. Distributions of the Fund's investment company taxable income (including net short term capital gain, but excluding the deduction for dividends paid) will generally be taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. However, a portion of such distributions derived from certain corporate dividends, if any, may qualify for either the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of U.S. federal income taxation for "qualified dividend income" available to noncorporate shareholders under Section 1(h)(11) of the Code for taxable years beginning on or prior to December 31, 2010, provided in each case certain holding period and other requirements are met. Distributions of net capital gain, if any, are generally taxable as long-term capital gain for U.S. federal income tax purposes without regard to the length of time a shareholder has held shares of the Fund. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital, which is applied against and reduces the shareholder's basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his, her, or its shares, the excess will be treated by the shareholder as gain from the sale or exchange of the shares. The U.S. federal income tax status of all dividends and distributions will be designated by the Fund and reported to the shareholders annually.

     Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the calendar year in which it is declared.

     If a shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in shares acquired on behalf of the Shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the Shareholder would have received if the shareholder had elected to receive cash. If a shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the Shareholder will be treated as receiving a taxable distribution equal to the fair market value of the shares the shareholder receives.

     The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate these taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata share of qualified foreign taxes paid by the Fund, with the result that shareholders will not be required to include such taxes in their gross income and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

     Sales and other dispositions of the Fund's shares generally are taxable events for Shareholders that are subject to U.S. federal income tax. Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Gain or loss will generally be equal to the difference between the amount of cash and the fair market value of other property received and the Shareholder's adjusted tax basis in the shares sold or exchanged. Such gain or loss will generally be characterized as capital gain or loss and will be long-term if the shareholder's holding period for the shares is more than one year and short-term if it is one year or less. However, any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales. A shareholder's ability to deduct capital losses may be limited. In addition, losses on sales or other dispositions of shares may be disallowed under the "wash sale" rules in the event that substantially identical stocks or securities are acquired (including shares acquired pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired.

     The Fund is required in certain circumstances to backup withhold at a current rate of 28% on reportable payments including dividends, capital gain distributions, and proceeds of sales or other dispositions of the Fund's shares paid to certain holders of the Fund's shares who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a Shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is timely furnished to the Internal Revenue Service.

     THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS THEREUNDER CURRENTLY IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUND AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE FEDERAL INCOME TAX RULES APPLICABLE TO THE FUND CAN BE FOUND IN THE SAI, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, FOREIGN, STATE, AND LOCAL INCOME OR OTHER TAXES BEFORE MAKING AN INVESTMENT IN THE FUND.

                              REPURCHASE OF SHARES

     Shares of closed-end management investment companies frequently trade at a discount from their NAV but in some cases trade at a premium. In recognition of the possibility that the Fund's shares might similarly trade at a discount, the Fund may from time to time take action to attempt to reduce or eliminate a market value discount from NAV by repurchasing its shares in the open market or by tendering for its own shares at NAV. The Board of Trustees, in consultation with DIMA, will review on a quarterly basis the possibility of open market repurchases or tender offers of Fund shares. There are no assurances that the Board of Trustees will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Fund's shares trading at a price that is equal to or approximates their NAV. In addition, the Board of Trustees will not necessarily announce when it has given consideration to these matters.

     Subject to the Fund's investment policies and restrictions with respect to borrowings, the Fund may incur debt to finance repurchases or tenders. See "Investment Objective, Strategies and Policies" above and "Investment Restrictions" in the SAI. Interest on any such borrowings will reduce the Fund's net investment income.

     There can be no assurance that repurchases or tenders will result in the Fund's shares trading at a price that approximates or is equal to its NAV per share. The Fund anticipates that the market price of its shares will from time to time vary from NAV. The market price of the Fund's shares will, among other things, be determined by the relative demand for and supply of such shares in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that the Fund's shares may be the subject of tender offers at NAV from time to time may reduce the spread between market price and net asset value that might otherwise exist. In the opinion of DIMA, sellers may be less inclined to accept a significant discount if they have a reasonable expectation of being able to recover NAV in conjunction with a possible tender offer.

     Although the Board of Trustees believes that share repurchases and tenders generally should have a favorable effect upon the market price of the Fund's shares, it should be recognized that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio. In addition, any purchase by the Fund of its shares at a time when borrowings are outstanding will increase the leverage applicable to the outstanding shares then remaining. See "U.S. Federal Income Tax Matters" in the SAI for a discussion of the federal income tax consequences of tenders and other repurchases. Because of the nature of the Fund's investment objective and policies and the Fund's portfolio, DIMA does not anticipate that repurchases and tenders should have a materially adverse effect on the Fund's investment performance and does not anticipate any material difficulty in disposing of portfolio securities in order to consummate stock repurchases and tenders.

     Even if a tender offer has been made, it is the Trustees' announced policy, which may be changed by the Trustees, that the Fund cannot accept tenders or effect repurchases, if (1) such transactions, if consummated, would (a) result in the delisting of the Fund's shares from the NYSE (the Exchange having advised the Fund that it would consider delisting if the aggregate market value of the Fund's outstanding shares is less than $5,000,000, the number of publicly held shares falls below 600,000 or the number of round-lot holders falls below 1,200), or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund); (2) the amount of securities tendered would require liquidation of such a substantial portion of the Fund's securities, such that the Fund would not be able to liquidate portfolio securities in an orderly manner in light of the existing market conditions and such liquidation would have an adverse effect on the NAV of the Fund to the detriment of nontendering stockholders; or (3) there is, in the Board of Trustees' judgment, any material (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on the NYSE, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States or New York State in which the Fund invests, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect on the Fund or its shareholders if shares were repurchased. The Trustees may modify these conditions in light of experience.

     Any tender offer made by the Fund will be at a price equal to the NAV of the shares on a date subsequent to the Fund's receipt of all tenders. During the pendency of any tender offer by the Fund, the Fund will calculate daily the NAV of the shares and will establish procedures that will be specified in the tender offer documents, to enable shareholders to ascertain readily such NAV. Each offer will be made and shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a tender offer is authorized to be made by the Fund's Trustees, a shareholder wishing to accept the offer will be required to tender all (but not less than all) of the shares owned by such shareholder (or attributed to the shareholder for federal income tax purposes under Section 318 of the Code). The Fund will not specify a record date for the tender offer that will not permit a shareholder of record on the effective date of the tender offer to tender such shareholder's shares. The Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth above). Each person tendering shares will pay to the Fund a reasonable service charge currently anticipated to be $25.00, subject to change, to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. Any such service charge will be paid directly by the tendering shareholder and will not be deducted from the proceeds of the purchase. The Fund's transfer agent will receive the fee as an offset to these costs. The Fund expects the cost to the Fund of effecting a tender offer will exceed the aggregate of all service charges received from those who tender their shares. Costs associated with the tender will be charged against capital.

     Tendered shares that have been accepted and purchased by the Fund will be held in treasury and may be retired by the Trustees. Treasury shares will be recorded and reported as an offset to shareholders' equity and accordingly will reduce the Fund's total assets. If treasury shares are retired, shares issued and outstanding and capital in excess of par value will be reduced.

     If the Fund must liquidate portfolio securities in order to purchase Fund shares tendered, the Fund may realize gains and losses. If the portfolio securities sold consist of market discount bonds or securities subject to Code
Section 988, the Fund's distributable net investment income could be positively or adversely affected. See "U.S. Federal Income Tax Matters" and "Investment and Restrictions" in the SAI. The portfolio turnover rate of the Fund may or may not be affected by the Fund's repurchases of shares pursuant to a tender offer.

                              DESCRIPTION OF SHARES

GENERAL

     The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of common shares of beneficial interest, $.01 par value. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Fund. The Fund's shares have no preemptive, conversion, exchange or redemption rights. Each share has one vote, with fractional shares voting proportionately. Shares are freely transferable, and holders thereof are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of shareholders. If the Fund is converted to an open-end investment company or if for any other reason the Fund's shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of shareholders), the Fund does not intend to hold annual meetings of shareholders.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

     The Fund has no present intention of offering additional shares, other than under the Plan. See "Dividends and Distributions; Dividend Reinvestment Plan." Other offerings of Fund shares, if made, will require approval of the Trustees. Any additional offering will be subject to the requirements of the 1940 Act that shares may not be sold at a price below the then current NAV, exclusive of underwriting discounts and commissions, except in connection with an offering to existing shareholders or with the consent of the holders of a majority of the Fund's outstanding shares. In addition, the Fund expects that it would commence a continuous offering of its shares in the event it converted to an open-end investment company. See "Conversion to Open-End Fund" below.

     The Agreement and Declaration of Trust further provides that obligations of the Fund are not binding upon Trustees individually but only upon the property of the Fund and that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's office.

CONVERSION TO OPEN-END FUND

     The Trustees may at any time propose conversion of the Fund to an open-end management investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing. Such a conversion would require the approval of a majority of the outstanding shares of the Fund. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. If the Fund is converted to an open-end management investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and its shares would no longer be listed on the NYSE. In addition, the Fund also would have to change certain of its investment policies.

                            CLOSED-END FUND STRUCTURE

     Closed-end funds differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

     However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, although in some cases they may trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the shares being greater than, less than or equal to NAV. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its NAV and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the shares at net asset value or the possible conversion of the Fund to an open-end investment company. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the shares trading at a price equal to or close to net asset value per share.

             CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

     State Street Bank and Trust Company serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

     State Street Bank and Trust Company is also the named transfer agent. However, pursuant to a sub-transfer agency agreement between State Street Bank and Trust Company and DWS-SISC, an affiliate of DIMA, DWS-SISC is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-disbursing agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund.

     State Street Bank and Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02109. DIMA is located at 345 Park Avenue, New York, New York 10154. DWS-SISC is located at 210 W. 10th Street, Kansas City, Missouri 64105-1614.

                                  LEGAL MATTERS

     Vedder, Price, Kaufman & Kammholz, P.C., Chicago, Illinois ("Vedder Price") serves as counsel to the Fund in connection with this offering. Certain matters relating to Massachusetts law have been passed on by Bingham McCutchen LLP.

                             REPORTS TO SHAREHOLDERS

     The Fund sends unaudited semi-annual and audited annual reports to shareholders, including a list of the portfolio investments held by the Fund.

                             ADDITIONAL INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 100 F. Street, N.E., Washington, D.C. 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

     The Fund's shares are listed on the NYSE, and reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

     This prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act of 1933, as amended, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the Securities and Exchange Commission's web site (http://www.sec.gov).

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION



                                                                           PAGE
                                                                           ----


GENERAL INFORMATION.....................................................      1
INVESTMENT RESTRICTIONS.................................................      1
INVESTMENT POLICIES AND TECHNIQUES......................................      2
MANAGEMENT OF THE FUND..................................................     29
  Investment Adviser....................................................     29
  Investment Management Agreement.......................................     30
  Compensation of Portfolio Manager.....................................     31
  Fund Ownership of Portfolio Managers..................................     32
  Conflicts of Interest.................................................     32
  Codes of Ethics.......................................................     34
  Regulatory Matters....................................................     35
FUND SERVICE PROVIDERS..................................................     35
  Independent Registered Public Accounting Firm.........................     35
  Legal Counsel.........................................................     35
  Custodian, Transfer Agent and Dividend-Paying Agent...................     36
PORTFOLIO TRANSACTIONS..................................................     36
PORTFOLIO TURNOVER......................................................     38
DIVIDENDS...............................................................     38
U.S. FEDERAL INCOME TAX MATTERS.........................................     39
TRUSTEES AND OFFICERS...................................................     46
  Securities Beneficially Owned.........................................     53
PROXY VOTING GUIDELINES.................................................     54
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
  ACCOUNTING FIRM.......................................................     55
ADDITIONAL INFORMATION..................................................     55
APPENDIX................................................................    A-1

                                    APPENDIX
                           DESCRIPTION OF BOND RATINGS

                   STANDARD & POOR'S CORPORATION BOND RATINGS

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balanced, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI. The rating CI is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                  MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

     Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely, to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or for maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcoming.

     C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                   FITCH INVESTORS SERVICE, INC. BOND RATINGS

     AAA. Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A. Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment.

     BB. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt services requirements.

     B. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC. Bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC. Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C. Bonds rated C are in imminent default in payment of interest or principal.

     DDD, DD and D. Bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION PROVIDED BY THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS. THE FUND'S BUSINESS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS MAY HAVE CHANGED SINCE THAT DATE. THE FUND WILL AMEND THIS PROSPECTUS IF THERE ARE ANY MATERIAL CHANGES TO THE INFORMATION PROVIDED SUBSEQUENT TO THE DATE OF THE PROSPECTUS AND PRIOR TO THE COMPLETION OF THIS OFFERING.


                                  ------------

                                TABLE OF CONTENTS




Cautionary Notice Regarding Forward-Looking Statements..........................
Prospectus Summary..............................................................     1
The Offer.......................................................................     1
The Fund........................................................................     4
Special Considerations and Risk Factors.........................................     5
Fee Table.......................................................................    14
Financial Highlights............................................................    15
Information Regarding Senior Securities.........................................    16
Trading and Net Asset Value Information.........................................    16
The Offer.......................................................................    16
Use of Proceeds.................................................................    24
The Fund........................................................................    24
Investment Objective, Strategies and Policies...................................    24
Use of Leverage.................................................................    28
Special Considerations and Risk Factors.........................................    29
Management of the Fund..........................................................    36
Net Asset Value.................................................................    38
Dividends and Distributions; Dividend Reinvestment Plan.........................    39
Federal Income Taxation.........................................................    40
Repurchase of Shares............................................................    42
Description of Shares...........................................................    44
Closed-End Fund Structure.......................................................    45
Custodian, Transfer Agent and Dividend Disbursing Agent.........................    45
Legal Matters...................................................................    46
Reports to Shareholders.........................................................    46
Additional Information..........................................................    46
Table of Contents of Statement of Additional Information........................    46
Appendix Description of Bond Ratings ...........................................   A-1




                                  ------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                           SHARES
                               Beneficial Interest

                                       DWS

                                  MULTI-MARKET

                                     INCOME

                                      TRUST


                                  ------------

                                   PROSPECTUS

                                     [DATE]

                                  ------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                     Subject To Completion, Dated _____ 2007

                          DWS MULTI-MARKET INCOME TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

     DWS Multi-Market Income Trust (the "Fund") is a diversified, closed-end management investment company. The Fund seeks to achieve a high current income consistent with prudent total return asset management. There is no assurance the Fund will meet its objective.

     This statement of additional information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated _____________, 2007. Investors should obtain and read the prospectus prior to purchasing common shares. A copy of the prospectus may be obtained without charge, by writing the Fund or calling the Altman Group, Inc. toll-free at [800-780-7438]. The Prospectus is also available on the website of the Securities and Exchange Commission ("SEC") (http://www.sec.gov).

     Portions of the Fund's Annual and Semi-Annual Reports to Shareholders are incorporated by reference into the SAI. You may obtain an additional copy of the Annul Report or Semi-Annual Reports to Shareholders without charge by calling (___) _______________.

     The prospectus and this SAI omit certain of the information contained in the registration statement filed with the SEC. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office or via its website (http://www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the prospectus.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION......................................................      1

INVESTMENT RESTRICTIONS..................................................      1

INVESTMENT POLICIES AND TECHNIQUES.......................................      2

MANAGEMENT OF THE FUND...................................................     29

   Investment Adviser....................................................     29
   Investment Management Agreement.......................................     30
   Compensation of Portfolio Managers.....................................    31
   Fund Ownership of Portfolio Managers..................................     32
   Conflicts of Interest.................................................     32
   Codes of Ethics.......................................................     34
   Regulatory Matters....................................................     35

FUND SERVICE PROVIDERS...................................................     35

   Independent Registered Public Accounting Firm.........................     35
   Legal Counsel.........................................................     35
   Custodian, Transfer Agent and Dividend-Paying Agent...................     36

PORTFOLIO TRANSACTIONS...................................................     36

PORTFOLIO TURNOVER.......................................................     38

DIVIDENDS................................................................     38

U.S. FEDERAL INCOME TAX MATTERS..........................................     39

TRUSTEES AND OFFICERS....................................................     46

   Securities Beneficially Owned.........................................     53

PROXY VOTING GUIDELINES..................................................     54

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
   ACCOUNTING FIRM.......................................................     55

ADDITIONAL INFORMATION...................................................     55

APPENDIX.................................................................    A-1

                               GENERAL INFORMATION

     The DWS Multi-Market Income Trust (the "Fund") was organized on August 3, 1988 as a Massachusetts business trust. Initially, the Fund's name was the Kemper Trust #8, which was later changed to the Kemper Multi-Market Income Trust on January 9, 1989 and later to the Scudder Multi-Market Income Trust on January 1, 2001. On February 6, 2006, the Fund was changed to its current name, the DWS Multi-Market Income Trust.

                             INVESTMENT RESTRICTIONS

     Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance the Fund's objective will be met.

     Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

     The Fund has elected to be classified as a diversified closed-end investment management company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of its total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

     As a matter of fundamental policy, the Fund will not:

     (1) borrow money except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     (2) issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     (3) concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     (4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

     (5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages, or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

     (6) purchase physical commodities or contracts relating to physical commodities; and

     (7) make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     As a matter of non-fundamental policy, the Fund currently may not:

     (1) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with future contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

     (2) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

     (3) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

     (4) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

     (5) lend portfolio securities in an amount greater than one third of its total assets.

                       INVESTMENT POLICIES AND TECHNIQUES

     Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. ("DIMA" or the "Investment Adviser"), in its discretion might, but is not required to, use in managing the Fund's portfolio assets. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund's performance.

     ADVANCE REFUNDED BONDS. The Fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. The Fund may also purchase municipal securities that have been refunded prior to purchase by the Fund.

     ASSET-BACKED SECURITIES. Asset-backed securities may include pools of mortgages ("Mortgage-Backed Securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of the Fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and
(ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.

     Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

     BANK LOANS. The Fund may also invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Investment Adviser, in the category of senior debt of the borrower.

     This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Investment Adviser believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan.

     These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's and S&P may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. The Fund may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation".

     When the Fund buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Fund. In certain cases, the Fund may buy bank loans on a participation basis, if for example, the Fund did not want to become party to the bank agreement. However, in all cases, the Fund will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

     Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

     In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

     In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     CERTIFICATES OF DEPOSIT. The Fund may invest in bank certificates of deposit at any time, but expects to use them primarily during temporary defensive periods. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

     In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest.

     Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities that are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

     The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

     Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

     Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

     CORPORATE OBLIGATIONS. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

     DEPOSITARY RECEIPTS. The Fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts that are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation.

     Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars, will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

     DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. The Fund may invest in all types of direct debt investments, but among these investments the Fund currently intends to invest primarily in direct loans and trade claims.

     When the Fund participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened. Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high-yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. The Fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of the Fund's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk.

     However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which the Fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Fund's ability to dispose of them when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Fund to assign a value of these instruments for purposes of valuing the Fund's portfolio and calculating its net asset value. In order to lessen liquidity risk, the Fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Fund's net assets to be illiquid. Trade claims may also present a tax risk to the Fund. The Fund will not invest in trade claims if it affects the Fund's qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

     DOLLAR ROLL TRANSACTIONS. Dollar roll transactions consist of the sale by the Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other Mortgage-Backed Securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.

     Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

     The Fund will segregate cash, US government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions.

     A dollar roll involves costs to the Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

     The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

     EQUITY SECURITIES. Consistent with the Fund's investment objective, policies and restrictions, the Fund may purchase and hold equity securities, including equity securities received in an exchange or workout of distressed lower-rated debt securities. A distressed security is a security that is in default or in risk of being in default.

     EURODOLLAR INSTRUMENTS. The Fund may make investments in Eurodollar instruments, provided that the value of the aggregate initial margin with respect to such instruments and the premiums paid for such investments does not exceed 5% of the Fund's total assets. Eurodollar instruments are US dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

     EURODOLLAR OBLIGATIONS. The Fund may invest in eurodollar obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

     EMERGING MARKETS. The Fund may invest foreign fixed income securities in countries considered by the Investment Adviser to have developing or "emerging" markets. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Investing in emerging markets is to be considered speculative and involves the risks described under Foreign Fixed Income Securities, Foreign Currencies and Foreign Investments.

     FIXED INCOME SECURITIES. The Fund may invest in fixed income securities. Fixed income securities include government, corporate or municipal bonds, which pay a fixed rate of interest until the bonds mature, and preferred stock paying a fixed dividend.

     FOREIGN FIXED INCOME SECURITIES. Because most foreign fixed income securities are not rated, the Fund will invest in foreign fixed income securities based on the Investment Adviser's analysis without relying on published ratings. Since such investments will be based upon the Investment Adviser's analysis rather than upon published ratings, achievement of the Fund's goals may depend more upon the abilities of the Investment Adviser than would otherwise be the case.

     The value of the foreign fixed income securities held by the Fund, and thus the net asset value of the Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities,
(b) movements in interest rates, and (c) changes in the relative values of the currencies in which the Fund's investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of the Fund's investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

     Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of the Fund.

     Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

     The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

     Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

     To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

     FOREIGN CURRENCIES. The Fund may invest in foreign currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

     The strength or weakness of the US dollar against these currencies is responsible for part of the Fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

     Although the Fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

     FOREIGN INVESTMENTS. The Fund may invest in foreign securities. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

     In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

     Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

     The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

     The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

     In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

     The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund's Board.

     Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

     ILLIQUID SECURITIES AND RESTRICTED SECURITIES. The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

     Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid. The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

     The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

     INVESTMENT-GRADE DEBT SECURITIES. The Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or similar ratings of another nationally recognized statistical rating organization ("NRSRO") or, if unrated, judged to be of equivalent quality as determined by the Adviser. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that the Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

     LOWER RATED FIXED INCOME SECURITIES. The Fund may purchase debt securities that are rated below investment-grade (commonly referred to as "high yield bonds" or "junk bonds"), and preferred stock that is, rated below in investment grade. Securities rated below Baa by Moody's or below BBB by S&P or similarly rated by another NRSRO and unrated securities judged to be of equivalent quality as determined by the Investment Adviser are considered below investment grade. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

     Issuers of such high yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

     The Fund may have difficulty disposing of certain high-yield securities because it may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

     Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Investment Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Investment Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Investment Adviser will determine whether it is in the best interests of the Fund to retain or dispose of such security.

     Prices for high yield securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

     A portion of the high-yield securities acquired by the Fund may be purchased upon issuance, which may involve special risks because of the securities so acquired are new issues. In such instances that the Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

     The Fund may hold distressed securities, which are securities that are in default or risk of being in default. In connection with an exchange or workout of such securities, the Fund may accept various instruments if the Investment Adviser determines it is in the best interest of the Fund and consistent with the Fund's investment objective and policies. Such instruments may include, but are not limited to, warrants, rights, participation interests in asset sales and contingent-interest obligations.

     INTERFUND BORROWING AND LENDING PROGRAM. The Fund has received exemptive relief from the SEC, which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Investment Adviser. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds.

     INVERSE FLOATERS. The Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in inverse floaters may include "leveraged" inverse floaters involving a floating rate that may change based on a multiple (greater than one) of a reference rate (e.g., floating rate = fixed rate x multiplier reference rate).

     INVESTMENT COMPANY SECURITIES. The Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

     For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

     Examples of index-based investments include:

     SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

     MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

     Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

     DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

     Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq-100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

     WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

     The Fund may also invest in business development companies, which are also investment companies. Business development companies generally are specialty finance companies that provide debt and/or equity capital to companies at various stages of development from emerging growth companies to expansion-stage companies to established companies. Companies that business development companies finance are typically privately held by may include publicly-held companies that lack access to public capital or are sensitive to equity ownership dilution. Business development companies are closed-end investment companies that have elected to be treated as a business development company under the 1940 Act.

     LENDING OF PORTFOLIO SECURITIES. The Fund may lend its investment securities in an amount up to 33 1/3 of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

     At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Investment Adviser (or one of its affiliates).

     INVESTMENT OF UNINVESTED CASH BALANCES. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust, or one or more future entities for which the Investment Adviser acts as trustee or investment adviser that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

     Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance the Fund's ability to manage Uninvested Cash.

     The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

     LETTERS OF CREDIT. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Investment Adviser, are of investment quality comparable to other permitted investments of a fund may be used for letter of credit backed investments.

     LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in fixed- and floating-rate loans ("Loans") arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of portions of Loans ("Assignments") from third parties.

     Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation.

     As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Investment Adviser to be creditworthy.

     When the Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

     The Fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, the Fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

     PAY-IN-KIND BONDS. The Fund may invest in Pay-in-kind, or "PIK" bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK bonds carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of PIK bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal income tax law requires the holder of certain PIK bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

     PREFERRED STOCK. The Fund may invest in preferred stocks. Preferred stocks pay fixed or floating dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters.

     SECURITIES BACKED BY GUARANTEES. The Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions.

     Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Fund and affect its share price.

     SHORT SALES AGAINST THE BOX. The Fund may make short sales of common stocks if, at all times when a short position is open, the Fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. The federal income tax treatment of short sales of appreciated investments may limit the extent to which the Fund may enter into short sales against the box.

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

     A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

     It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Fund, the Adviser seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. The Fund segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of fund assets and its yield.

     STAND-BY COMMITMENTS. A stand-by commitment is a right acquired by the Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by the Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

     Stand-by commitments acquired by the Fund will have the following features:
(1) they will be in writing and will be physically held by the Fund's custodian;
(2) the Fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Investment Adviser's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Fund's acquisition cost (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

     The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

     It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Investment Adviser will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where the Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

     The Internal Revenue Service (the "IRS") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it owns any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.

     STRATEGIC TRANSACTIONS AND DERIVATIVES. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as enhancing return or hedging various market risks, managing the effective maturity or duration of the fixed-income securities in the Fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts. No more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes.

     In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Investment Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

     Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

     GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. The Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Investment Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Investment Adviser. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities

"covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

     The Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

     GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into futures contracts or purchase or sell put and call options on such futures to hedge against anticipated interest rate, currency or equity market changes, and for duration management and risk management purposes and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

     The Fund has claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

     OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from another NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Investment Adviser.

     The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Investment Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Investment Adviser believes that the value of schillings will decline against the US dollar, the Investment Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

     RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

     RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

     COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Investment Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Investment Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

     SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from another NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     The Fund may invest up to 15% of its total assets in credit default swaps (measured by the notional amount of the credit default swap). A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. Where the Fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition, to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly. No more than 5% of the Fund's assets may be invested in credit default swaps for purposes of buying credit protection if the Fund does not own the underlying security or securities at the time of investment.

     If the Fund is a buyer of a credit default swap and no event of default occurs, the Fund will lose its investment and recover nothing. However, if the Fund is a buyer and an event of default occurs, the Fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly.

     The Fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the Fund is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Fund's restrictions on investing in illiquid securities.

     USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregates cash or liquid assets with its custodian to the extent that obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

     Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligation.

     OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash or liquid assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

     US GOVERNMENT SECURITIES. There are two broad categories of US government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US government agencies.

     Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

     Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

     US government securities may include "zero coupon" securities that have been stripped by the US government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US government agency or instrumentality.

     Interest rates on US government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

     The government guarantee of the US government securities in the Fund's portfolio does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of investments in US government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US government securities will tend to decline, and as interest rates fall the value of the Fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Fund's average portfolio maturity. As a result, the Fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

     WHEN-ISSUED SECURITIES. The Fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

     To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will segregate cash or liquid assets in an amount equal in value to commitments for such securities.

     ZERO COUPON SECURITIES. The Fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

     Zero coupon securities include municipal securities, securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm, from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS(TM)") and Certificate of Accrual on Treasuries ("CATS(TM)"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities have stated that, for federal income tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying US Government securities. The Fund intends to adhere to the current SEC staff position that privately stripped obligations should not be considered US government securities for the purpose of determining if the Fund is "diversified" under the 1940 Act.

     The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the Treasury Department, is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

     When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER

     Deutsche Investment Management Americas Inc., which is part of Deutsche Asset Management ("DeAM"), is the investment adviser for the Fund. DIMA has served as the investment adviser to the Fund since April 5, 2002. Under the supervision of the Board of Trustees of the Fund, with headquarters at 345 Park Avenue, New York, New York, DIMA manages the Fund's daily investment and business affairs subject to the policies established by the Fund's Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients.

     DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts, and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

     The Trustees of the Fund have overall responsibility for the management of the Fund under Massachusetts law.

     DIMA provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investments, advice to open- and closed-end SEC registered funds.

INVESTMENT MANAGEMENT AGREEMENT

     The Fund entered into the current Investment Management Agreement with DIMA on April 5, 2002. Under the Investment Management Agreement, the Investment Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Investment Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Investment Adviser provides certain administrative services in accordance with the Investment Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of the Fund's average weekly net assets. In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Independent Trustees, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of any leverage, listing expenses, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. Because the Fund uses leverage in the form of borrowings from unaffiliated financial institutions, the fees paid to the Investment Adviser for investment management services are higher than if the Fund did not use leverage because the fees paid will are calculated based on the Fund's average weekly net assets, which would include the assets attributable to leverage. Because the fees paid to the Investment Adviser are determined on the basis of the Fund's average weekly net assets, the Investment Adviser's interest in determining whether to leverage the Fund may differ from the interests of the Fund.

     The Investment Management Agreement provides that the Investment Adviser shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under the Investment Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by the Investment Adviser of its obligations and duties under the Investment Advisory Agreement.

     The Investment Management Agreement remains in effect from year to year if approved annually (1) by the Fund's Board of Trustees or by the holders of a majority of the Fund's outstanding voting securities and (2) by a majority of the independent directors who are not parties to such contract or agreement. The Investment Management Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 90 days' written notice by the Investment Adviser.

     Under a separate agreement between Deutsche Bank AG and the Fund, Deutsche Bank AG has granted a license to the Fund to utilize the trademark "DWS."

     In reviewing the terms of the Investment Management Agreement and in discussions with the Investment Adviser concerning the Investment Management Agreement, the Trustees of the Fund who are not "interested persons" of the Investment Adviser are represented by independent counsel at the Fund's expense. The Board of Trustees last voted to approve the Investment Management Agreement on September 22, 2006. During the fiscal years ended November 30, 2006, November 30, 2005 and November 30, 2004, the Fund paid DIMA a management fee of $1,715,858, $1,684,471 and $1,569,325, respectively.

     Prior to September 30, 2005, Deutsche Asset Management Investment Services Limited ("DeAMIS"), and affiliate of the Investment Adviser, served as sub-advisor to the Fund with respect to a portion of the Fund's portfolio that was allocated to it by the Investment Adviser for management. The Investment Adviser compensated DeAMIS out of the management fee it received from the Fund. On July 7, 2005, Deutsche Bank AG sold DeAMIS and other assets to Aberdeen Asset Management PLC. The Board of Trustees allowed the subadvisory agreement with DeAMIS, due for renewal on September 30, 2005, to expire and only the advisory agreement with DIMA was approved for continuation. Aberdeen Asset Management PLC plays no role in managing the Fund.

     Officers and employees of the Investment Adviser from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Investment Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

     The term DWS Scudder is the designation given to the services provided by the Investment Adviser and its affiliates to the DWS Family of Funds.

COMPENSATION OF PORTFOLIO MANAGERS

     The Fund has been advised that the Investment Adviser seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder's and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

     Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

     To evaluate its investment professionals, the Investment Adviser uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Investment Adviser considers a number of quantitative and qualitative factors such as:

     - DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

     - Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Investment Adviser assesses compliance, risk management and teamwork skills.

     - Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Investment Adviser, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

     In addition, the Investment Adviser analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

FUND OWNERSHIP OF PORTFOLIO MANAGERS

     The following table shows the dollar range of shares owned beneficially and of record by the Fund's portfolio managers as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.

FUND OWNERSHIP OF PORTFOLIO MANAGERS

     The following table shows the dollar range of shares owned beneficially and of record by the Fund's portfolio managers as well as in all DWS Funds as a group (i.e. those funds advised by DIMA or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.

                                 DOLLAR RANGE OF       DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED          FUND SHARES OWNED
-------------------------      -----------------       -----------------------
Gary Sullivan                          $0              $10,001 - $50,000
William Chepolis                       $0              $100,001 - $500,000
Matthew F. MacDonald                   $0              $0

CONFLICTS OF INTEREST

      In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Investment Adviser or its affiliates. The tables below show, for the portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

     OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                                                        NUMBER OF
                      NUMBER OF     TOTAL ASSETS OF      INVESTMENT
                      REGISTERED      REGISTERED      COMPANY ACCOUNTS      TOTAL ASSETS
NAME OF PORTFOLIO     INVESTMENT      INVESTMENT      WITH PERFORMANCE-   PERFORMANCE-BASED
    MANAGER           COMPANIES        COMPANIES          BASED FEE          FEE ACCOUNTS
-----------------     ----------    ---------------   -----------------   -----------------
Gary Sullivan             11        $7,404,897,828           0                    $0
William Chepolis          17        $9,791,081,238           0                    $0
Matthew F. MacDonald      17        $9,791,081,238           0                    $0




     OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                      NUMBER OF
                                                        POOLED
                                                      INVESTMENT
                       NUMBER OF    TOTAL ASSETS        VEHICLE
                        POOLED        OF POOLED      ACCOUNTS WITH      TOTAL ASSETS OF
NAME OF PORTFOLIO     INVESTMENT     INVESTMENT    PERFORMANCE-BASED   PERFORMANCE-BASED
     MANAGER           VEHICLES       VEHICLES           FEE             FEE ACCOUNTS
-----------------     ----------    ------------   -----------------   -----------------
Gary Sullivan              0             $0                0                  $0
William Chepolis           0             $0                0                  $0
Matthew F. MacDonald       0             $0                0                  $0


     OTHER ACCOUNTS MANAGED:

                                                        NUMBER OF OTHER
                                                         ACCOUNTS WITH      TOTAL ASSETS OF
NAME OF PORTFOLIO      NUMBER OF     TOTAL ASSETS OF      PERFORMANCE-        PERFORMANCE-
     MANAGER        OTHER ACCOUNTS   OTHER ACCOUNTS        BASED FEE       BASED FEE ACCOUNTS
-----------------   --------------   ---------------   -----------------   ------------------
Gary Sullivan              0                $0                 0                   $0
William Chepolis           0                $0                 0                   $0
Matthew F. MacDonald       0                $0                 0                   $0



     In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Investment Adviser has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

     Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

     - Certain investments may be appropriate for the Fund and also for other clients advised by the Investment Adviser, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Investment Adviser. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser in the interest of achieving the most favorable net results to the Fund and the other clients.

     - To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Investment Adviser attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

     - In some cases, an apparent conflict may arise where the Investment Adviser has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Investment Adviser will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Investment Adviser has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

     - The Investment Adviser and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Investment Adviser has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by the Fund's portfolio manager. The Investment Adviser and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

     The Investment Adviser is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Investment Adviser is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Investment Adviser's advisory clients. The Investment Adviser has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.


CODES OF ETHICS

     The Fund and DIMA have each adopted Codes of Ethics under Rule 17j-1 under the 1940 Act. Trustees, officers of the Fund, employees of the Investment Adviser and employees of the DIMA are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and require the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

     The Codes of Ethics may be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Code of Ethics is also available on the SEC's website at http://www.sec.gov. Copies of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov., or by writing the SEC's Public Reference Sector, Washington, D.C. 20549.

REGULATORY MATTERS

     On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which DIMA, Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

     Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

     As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

     Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

     For discussion of other regulatory matters, see the Fund's prospectus.

                             FUND SERVICE PROVIDERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     [__________] has been appointed as the independent registered public accounting firm for the Fund. [__________] audits the financial statements of the Fund and provides other audit, tax and related services. The financial statements of the Fund as of __________, 2006 appearing in this SAI have been audited by ________________, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

LEGAL COUNSEL

     Vedder, Price, Kaufman and Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Fund and its Independent Trustees.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

     State Street Bank and Trust Company serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

     State Street Bank and Trust Company is also the named transfer agent. However, pursuant to a sub-transfer agency agreement between State Street Bank and Trust Company and DWS-SISC, an affiliate of DIMA, DWS-SISC is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund.

     State Street Bank and Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02109. DIMA is located at 345 Park Avenue, New York, New York 10154. DWS-SISC is located at 210 W. 10th Street, Kansas City, Missouri 64105-1614.

                             PORTFOLIO TRANSACTIONS

     The Investment Adviser is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

     The policy of the Investment Adviser in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the brokerdealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the brokerdealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the brokerdealer has the infrastructure and operational capabilities to execute and settle the trade. The Investment Adviser seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Investment Adviser routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

     Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Investment Adviser with the principal market makers for these securities unless the Investment Adviser reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

     It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Investment Adviser does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

     The Investment Adviser is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Investment Adviser determines that such commissions are reasonable in relation to the overall services provided. The Investment Adviser may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Investment Adviser. Consistent with the Investment Adviser's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Investment Adviser may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to the Fund and to the Investment Adviser, it is the opinion of the Investment Adviser that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Investment Adviser's staff. Research and brokerage services received from a broker-dealer may be useful to the Investment Adviser in providing services to clients other than the Fund making the trade, and not all such information is used by the Investment Adviser in connection with such Fund. Conversely, such information provided to the Investment Adviser by broker-dealers through which other clients of the Investment Adviser effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

     Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

     The Investment Adviser may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under
Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or hardware used by the Investment Adviser to facilitate trading activity with those broker-dealers.

     Research and brokerage services may include products obtained from third parties if the Investment Adviser determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Investment Adviser's policy that Sub-Investment Advisers may not execute portfolio transactions on behalf of the Fund to obtain third party research and brokerage services. The Investment Adviser may, in the future, change this policy.

     DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

     Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

     DIMA and its affiliates and the Fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

     DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

     Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the Sub-Advisor or one of its affiliates) may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

     For the fiscal years ended November 30, 2006, November 30, 2005, and November 30, 2004, the Fund paid no aggregate brokerage commissions.

     The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in Rule 10b-1 of the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2006 the Fund held securities of its regular brokers or dealers as follows: E-Trade Financial Corp. $654,000 and Doral Financial Corp. $741,000.

                               PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate may vary from year to year. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales or securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the long-term securities in the portfolio during the year. For the fiscal years ended November 30, 2006, November 30, 2005 and November 30, 2004, the Fund's portfolio turnover rates were 79%, 143% and 187%, respectively.

                                    DIVIDENDS

     The Fund intends to distribute all or a portion of its net investment income quarterly to holders of its common shares. Dividends and distributions are be payable in common shares, with the option to receive cash in lieu of the shares. The Fund may at times, in its discretion, pay out less than the entire amount of its net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to holders of common stock for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income each year to both reduce its federal income tax liability and to avoid a potential excise tax. The Fund intends to distribute all realized net capital gains, if any, at least annually.

     Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

     While any preferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (i) all accumulated preferred dividends have been paid and
(ii) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

     In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the common shares in the event of a default on the Fund's borrowings. If the Fund's ability to make distributions on its common stock is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for shareholders.

                         U.S. FEDERAL INCOME TAX MATTERS

     The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of common shares of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable income tax laws of the United States as of the date hereof, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service ("IRS") retroactively or prospectively and could affect the continued validity of this summary. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS BEFORE MAKING AN INVESTMENT IN THE FUND TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND,

INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES AS WELL AS THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS.

     The Fund has elected to be treated and has qualified for each of its taxable years, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") so that it will not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed as described below) to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (collectively, the "90% income test"). In addition to the 90% income test, the Fund must also diversify its holdings (commonly referred to as the "asset test") so that, at the end of each quarter of its taxable year (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or of one or more qualified publicly traded partnerships.

     If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or "net capital gain" (i.e., the excess of net long-term capital gains over net short-term capital losses), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently a maximum rate of 35%) on the amount retained. The Fund intends to distribute at least annually, all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. Under the Code, the Fund also will be subject to a nondeductible 4% federal excise tax generally on a portion of its undistributed ordinary income for any calendar year and capital gains for the one year period ending October 31 in such calendar year if it fails to meet certain minimum distribution requirements with respect to such calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to this excise tax.

     If for any taxable year the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would generally constitute ordinary dividends, which generally would be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code, as discussed below, and non-corporate shareholders of the Fund generally would be able to treat such distributions as "qualified dividend income" under Section 1(h)(11) of the Code for taxable years beginning on or prior to December 31, 2010, as discussed below, provided in each case that certain holding period and other requirements are satisfied.

     Unless a shareholder elects otherwise, all distributions will be automatically reinvested in additional common shares of the Fund pursuant to the Automatic Dividend Reinvestment Plan (the "Plan"). For U.S. federal income tax purposes, all dividends are generally taxable regardless of whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. If a shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.

     Distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Under Section 1(h)(11) of the Code, for taxable years beginning on or before December 31, 2010, qualified dividend income, if any, received by non-corporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which currently reach a maximum of 15%. "Qualified dividend income" generally includes dividends from certain domestic corporations and dividends from "qualified foreign corporations," although dividends paid by REITs will not generally qualify as qualified dividend income. For these purposes, a "qualified foreign corporation" is a foreign corporation (i) that is incorporated in a possession of the United States or is eligible for benefits under a qualifying income tax treaty with the United States, or (ii) whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A qualified foreign corporation does not include a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a "passive foreign investment company," as defined in the Code. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund shareholders to the extent of the aggregate dividends received by the Fund. For the Fund to receive qualified dividend income, the Fund must meet certain holding period requirements for the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. If the Fund lends portfolio securities, amounts received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. The same provisions, including the holding period requirements, apply to each shareholder's investment in the Fund in order for the shareholder to be eligible to treat distributions as qualified dividend income. For taxable years beginning after December 31, 2010, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, but rather will be taxed at ordinary income tax rates, which currently reach a maximum rate of 35% for individuals, unless Congress enacts legislation providing otherwise. Distributions by the Fund of net capital gain, if any, are taxable at long-term capital gain rates for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. For corporate shareholders, capital gains are taxed at the same federal income tax rate as ordinary income. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital, which is applied against and reduces the shareholder's basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his, her or its shares, the excess will be treated by the shareholder as gain from the sale or exchange of such shares. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to the shareholders annually.

     Certain distributions by the Fund, if any, may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code, subject to certain holding period and other requirements, but generally only to the extent the Fund earned dividend income from stock investments in U.S. domestic corporations.

     The Fund intends to distribute all net realized capital gain, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income, as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. In such case, the basis of shares owned by a shareholder of the Fund will be increased for federal income tax purposes by the difference between the amount of undistributed net capital gain included in the shareholder's gross income and the federal income tax deemed paid by the shareholders.

     Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the calendar year in which it is declared.

     If the Fund invests in certain positions such as pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

     The Fund may acquire discount market bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original discount bond). If the Fund invests in a market discount bond, it will required to treat any gain recognized or the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accures.

     Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss and may affect the amount, timing and character of distributions to shareholders.

     The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise taxes.

     If the Fund utilizes leverage through borrowing, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions could potentially limit or eliminate the Fund's ability to make distributions on its common shares until the asset coverage is restored. These limitations could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund's qualification as a regulated investment company and/or might subject the Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem shares of preferred stock or notes in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.

     The Fund may engage in various transactions utilizing options, futures contracts, forward contracts, hedge instruments, straddles, and other similar transactions. Such transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gain or loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. In addition, certain Fund investments may produce income that will not qualify for the 90% income test. The Fund will monitor its investments and transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes, if possible.

     If the Fund receives a so-called "excess distribution" with respect to stock in a passive foreign investment company ("PFIC"), the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. A foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     The Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, the Fund generally would be required to include its share of the PFIC's income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a regulated investment company may limit its options with respect to PFIC shares.

     Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

     The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations may provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and which otherwise might not be required to file a federal tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

     The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities in foreign corporations, the Fund may make an election under Section 853 of the Code to enable the shareholders to claim a credit or deduction (subject to limitations) on their federal income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). Shareholders will treat such amounts as part of their distribution from the Fund. The foreign tax credit available to shareholders is subject to certain limitations and restrictions imposed by the Code.

     If the Fund does not make the election permitted under Section 853 of the Code, any foreign taxes paid or accrued will represent an expense to the Fund that will reduce its investment company taxable income. In such a case, shareholders will not be able to claim either a credit or a deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat as part of the amounts distributed to them their pro rata portion of such taxes paid.

     At the time of an investor's purchase of the Fund's shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment. Investors should consider the tax implication of purchasing shares (including securities distributed by the Fund) just prior to a distribution.

     Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to federal income tax. Shareholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale or exchange for federal income tax purposes (as the following discussion assumes) and the tax treatment of any gains or losses recognized in such transactions. Generally, gain or loss will be equal to the difference between the amount of cash and the fair market value of other property received and the shareholder's adjusted tax basis in the shares sold or exchanged. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of the Fund's shares will be treated as short-term capital gain or loss. However, any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. For purposes of calculating this six-month period, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short trades. Long-term capital gain rates of noncorporate shareholders have been reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2010. For taxable years beginning after December 31, 2010, the maximum noncorporate tax rate on long term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise. A shareholder's ability to deduct capital losses may be subject to limitations. In addition, losses on sales or other dispositions of shares may be disallowed under the "wash sale" rules in the event a shareholder acquires substantially identical stock or securities (including Fund shares pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired.

     From time to time the Fund may repurchase its shares. Shareholders who tender all shares held, and those considered to be held (under attribution rules contained in the Code), by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its shares (including those considered held through attribution), such shareholder may be treated as having received a taxable dividend upon the tender of its shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of shares, the Fund will be required to make additional distributions to its shareholders.

     The IRS has taken the position that if a regulated investment company has two classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income (e.g., ordinary income and net capital gains). Consequently, if both common shares and preferred shares are outstanding, the Fund intends to designate distributions made to each class of particular types of income in accordance with each class' proportionate shares of such income. Thus, the Fund will designate to the extent applicable, dividends qualifying for the corporate dividends received deduction (if any), income not qualifying for the dividends received deduction, qualified dividend income, ordinary income and net capital gain in a manner that allocates such income between the holders of common shares and preferred shares in proportion to the total dividends made to each class during or for the taxable year, or otherwise as required by applicable law. However, for purposes of determining whether distributions are out of the Fund's current or accumulated earnings and profits, the Fund's earnings and profits will be allocated first to the Fund's preferred shares, if any, and then to the Fund's common shares. In such a case, since the Fund's current and accumulated earnings and profits will first be used to pay dividends on the preferred shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common shares.

     Federal law requires that the Fund withhold, as "backup withholding," 28% of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund's shares paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on a separate IRS Form W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Backup withholding is not an additional tax. Any amount withheld may be allowed as a refund or a credit against the shareholder's U.S. federal income tax liability if the appropriate information (such as the timely filing of the appropriate federal income tax return) is provided to the IRS.

     Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for an individual shareholder, S corporation or trust or $10 million or more in a single taxable year (or $20 million or more in any combination of years) for a shareholder who is a C corporation, such shareholder will generally be required to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are generally excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

     The description of certain U.S. federal income tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates). Non-U.S. shareholders should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty if the investor provides proper certification of such status).

     SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS ON THESE MATTERS AND ON ANY SPECIFIC QUESTION OF U.S. FEDERAL, STATE, LOCAL, FOREIGN AND OTHER APPLICABLE TAX LAWS BEFORE MAKING AN INVESTMENT IN THE FUND.

                              TRUSTEES AND OFFICERS

     The following table presents certain information regarding the Trustees and Officers of the Fund as of _____________, 2007. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Trustees term of office extends until the next shareholder's meeting called for the purpose of electing such Trustees and until the election and qualification of a successor, or until such Trustees sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

INDEPENDENT TRUSTEES

                                                                                  NUMBER OF
  NAME, YEAR OF BIRTH,                                                             FUNDS IN
  POSITION(S) HELD WITH                                                            DWS FUND
   THE FUND AND LENGTH        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND      COMPLEX
    OF TIME SERVED(1)                    OTHER DIRECTORSHIPS HELD                  OVERSEEN
------------------------   ----------------------------------------------------   ---------
Paul K. Freeman (1950)     President, Cook Street Holdings (consulting);              63
Chairman since 2007,       Consultant, World Bank/Inter-American Development
and Board Member,          Bank; formerly, Project Leader, International
2002-present               Institute for Applied Systems Analysis (1998-2001);
                           Chief Executive Officer, The Eric Group, Inc.
                           (environmental insurance) (1986-1998)

John W. Ballantine         Retired; formerly, Executive Vice President and            63
(1946)                     Chief Risk Management Officer, First Chicago NBD
Board Member,              Corporation/The First National Bank of Chicago
1999-present               (1996-1998); Executive Vice President and Head of
                           International Banking (1995-1996). Directorships:
                           Healthways Inc. (provider of disease and care
                           management services); Portland General Electric
                           (utility company). Former Directorships: First Oak
                           Brook Bancshares, Inc. and Oak Brook Bank

Donald L. Dunaway (1937)   Retired; formerly, Executive Vice President, A. O.         63
Board Member,              Smith Corporation (diversified manufacturer)
1980-present               (1963-1994)

James R. Edgar (1946)      Distinguished Fellow, University of Illinois,              63
Board Member,              Institute of Government and Public Affairs
1999-present               (1999-present); formerly, Governor, State of
                           Illinois (1991-1999). Directorships:  Kemper
                           Insurance Companies; John B. Sanfilippo & Son, Inc.
                           (processor/packager/marketer of nuts, snacks and
                           candy products); Horizon Group Properties, Inc.;
                           Youbet.com (online wagering platform);
                           Alberto-Culver Company (manufactures, distributes
                           and markets health and beauty care products)

Robert B. Hoffman (1936)   Retired; formerly, Chairman, Harnischfeger                 63
Board Member,              Industries, Inc. (machinery for the mining and paper
1981-present               industries) (1999-2000); prior thereto, Vice
                           Chairman and Chief Financial Officer, Monsanto
                           Company (agricultural, pharmaceutical and
                           nutritional/food products) (1994-1999).
                           Directorship:  RCP Advisors, LLC (a private equity
                           investment advisory firm)

William McClayton (1944)   Managing Director of Finance and Administration,           63
Board Member,              Diamond Management & Technology Consultants, Inc.
2004-present               (global management consulting firm) (2001-present);
                           formerly, Partner, Arthur Andersen LLP (accounting)
                           (1986-2001). Formerly: Trustee, Ravinia Festival;
                           Board of Managers, YMCA of Metropolitan Chicago

                                                                                  NUMBER OF
  NAME, YEAR OF BIRTH,                                                             FUNDS IN
  POSITION(S) HELD WITH                                                            DWS FUND
   THE FUND AND LENGTH        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND      COMPLEX
    OF TIME SERVED(1)                    OTHER DIRECTORSHIPS HELD                  OVERSEEN
------------------------   ----------------------------------------------------   ---------
Shirley D. Peterson        Retired; formerly, President, Hood College                 63
(1941)                     (1995-2000); prior thereto, Partner, Steptoe &
Board Member,              Johnson (law firm); Commissioner, Internal Revenue
1995-present               Service; Assistant Attorney General (Tax), US
                           Department of Justice. Directorships:  Federal Mogul
                           Corp. (supplier of automotive components and
                           subsystems); AK Steel (steel production); Goodyear
                           Tire & Rubber Co. (April 2004-present); Champion
                           Enterprises, Inc. (manufactured home building);
                           Wolverine World Wide, Inc. (designer, manufacturer
                           and marketer of footwear) (April 2005-present);
                           Trustee, Bryn Mawr College. Former Directorship:
                           Bethlehem Steel Corp.

Robert H. Wadsworth        President, Robert H. Wadsworth & Associates, Inc.          66
(1940)                     (consulting firm) (1983 to present). Formerly,
Board Member,              Trustee of New York Board DWS Funds; President and
2004-present               Trustee, Trust for Investment Managers (registered
                           investment company) (1999-2002).  President,
                           Investment Company Administration, L.L.C.
                           (1992*-2001); President, Treasurer and Director,
                           First Fund Distributors, Inc.
                           (June 1990-January 2002); Vice President,
                           Professionally Managed Portfolios
                           (May 1991-January 2002) and Advisors Series Trust
                           (October 1996-January 2002) (registered investment
                           companies)

*    Inception date of the corporation which was the predecessor to the L.L.C.

INTERESTED TRUSTEE(2)

                                                                                  NUMBER OF
  NAME, YEAR OF BIRTH,                                                             FUNDS IN
  POSITION(S) HELD WITH                                                            DWS FUND
   THE FUND AND LENGTH        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND      COMPLEX
    OF TIME SERVED(1)                    OTHER DIRECTORSHIPS HELD                  OVERSEEN
------------------------   ----------------------------------------------------   ---------
Axel Schwarzer (1958)      Managing Director, Deutsche Asset Management; Head        [__]
Board Member,              of Deutsche Asset Management Americas; CEO of DWS
2006-present               Scudder; formerly, board member of DWS Investments,
                           Germany (1999-2005); formerly, Head of Sales and
                           Product Management for the Retail and Private
                           Banking Division of Deutsche Bank in Germany
                           (1997-1999); formerly, various strategic and
                           operational positions for Deutsche Bank Germany
                           Retail and Private Banking Division in the field of
                           investment funds, tax driven instruments and asset
                           management for  corporations (1989-1996)

OFFICERS(3)

   NAME, DATE OF BIRTH,
  POSITION(S) HELD WITH
   THE TRUST AND LENGTH               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
    OF TIME SERVED(1)                            OTHER DIRECTORSHIPS HELD
-------------------------   ------------------------------------------------------------------
Michael G. Clark(5)         Managing Director(4), Deutsche Asset Management (2006-present);
(1965)                      President of DWS family of funds; formerly, Director of Fund Board
President, 2006-present     Relations (2004-2006) and Director of Product Development
                            (2000-2004), Merrill Lynch Investment Managers; Senior Vice
                            President Operations, Merrill Lynch Asset Management (1999-2000)

Philip J. Collora (1945)    Director(4), Deutsche Asset Management
Vice President and
Assistant Secretary,
1986-present

Paul H. Schubert(5)         Managing Director(4), Deutsche Asset Management (since July 2004);
(1963)                      formerly, Executive Director, Head of Mutual Fund Services and
Chief Financial             Treasurer for UBS Family of Funds (1998-2004); Vice President and
Officer, 2004-present       Director of Mutual Fund Finance at UBS Global Asset Management
Treasurer, 2005-present     (1994-1998)

John Millette(6) (1962)     Director(4), Deutsche Asset Management
Secretary, 2001-present

Patricia DeFilippis(5)      Vice President, Deutsche Asset Management (since June 2005);
(1963)                      formerly, Counsel, New York Life Investment Management LLC
Assistant Secretary,        (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
2005-present

Elisa D. Metzger(5)         Director(4), Deutsche Asset Management (since September 2005);
(1962)                      formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Assistant Secretary,
2005-present

Caroline Pearson(6)         Managing Director(4), Deutsche Asset Management
(1962)
Assistant Secretary,
1998-present

Kathleen Sullivan           Director(4), Deutsche Asset Management
D'Eramo(6) (1957)
Assistant Treasurer,
2003-present

Jason Vazquez(5) (1972)     Vice President, Deutsche Asset Management (since 2006); formerly,
Anti-Money Laundering       AML Operations Manager for Bear Stearns (2004-2006), Supervising
Compliance Officer,         Compliance Principal and Operations Manager for AXA Financial
2007-present                (1999-2004)

Robert Kloby(5) (1962)      Managing Director(4), Deutsche Asset Management (2004-present);
Chief Compliance            formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA
Officer, 2006-present       (2000-2004); Vice President, The Prudential Insurance Company of
                            America (1988-2000); E.F. Hutton and Company (1984-1988)

----------
(1) Length of time served represents the date that each Board Member was first elected to the common Board which oversees a number of investment companies, including the Fund, managed by the Investment Adviser. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common Board.

(2) As a result of his position with the Investment Adviser, Mr. Schwarzer is considered an "interested person" of the Fund within the meaning of the 1940 Act.

(3) As a result of their respective positions held with the Investment Adviser, these individuals are considered "interested persons" of the Investment Adviser within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(4)  Executive title, not a board directorship.

(5)  Address: 345 Park Avenue, New York, New York 10154.

(6)  Address: Two International Place, Boston, Massachusetts 02110.

     TRUSTEES' RESPONSIBILITIES. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. All of the Trustees are not "interested persons" of the Investment Adviser.

     The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

     BOARD COMMITTEES. The Board oversees a number of investment companies managed by the Investment Adviser. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

     Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firm for the Fund, confers with the independent registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Donald L. Dunaway and Robert B. Hoffman. The Audit Committee held seven (7) meetings during calendar year 2006.

     Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held four (4) meetings during calendar year 2006.

     Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John
W. Ballantine, Donald L. Dunaway, William McClayton and Robert H. Wadsworth. The Contract Review Committee held two (2) meetings during calendar year 2006.

     Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Valuation Committee held one (1) meeting during calendar year 2006.

     Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the DWS equity funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are John W. Ballantine (Chair), James R. Edgar and Robert B. Hoffman. The Equity Oversight Committee held five (5) meetings during calendar year 2006.

     Operations Committee: The Operations Committee oversees the operations of the Fund[s], such as reviewing each DWS fixed-income fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are Robert H. Wadsworth (Chair), John W. Ballantine and James R. Edgar. The Operations Committee held six (6) meetings during calendar year 2006.

     Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Donald L. Dunaway (Chair), Shirley D. Peterson and Robert H. Wadsworth. The Fixed-Income Oversight Committee held five (5) meetings during calendar year 2006.

     REMUNERATION. For the calendar year ended 2006, each Independent Board Member received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Trustees serve as board members of various other funds advised by the Investment Adviser. The Investment Adviser supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

     The Board established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Investment Adviser ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member's share ownership.

     Members of the Board who are officers, directors, employees or stockholders of the Investment Adviser or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Investment Adviser, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board Member from the Fund and aggregate compensation from the DWS fund complex during the calendar year 2006.

                                                                                      TOTAL
                                                                PENSION OR        COMPENSATION
                               COMPENSATION   COMPENSATION      RETIREMENT        PAID TO BOARD
                                 FROM DWS       FROM DWS         BENEFITS          MEMBER FROM
                                 STRATEGIC    MULTI-MARKET    ACCRUED AS PART       DWS FUND
NAME OF TRUSTEES               INCOME TRUST   INCOME TRUST   OF FUND EXPENSES   COMPLEX(2)(3)(4)
----------------               ------------   ------------   ----------------   ----------------
John W. Ballantine..........      $1,720         $2,800             $0              $222,670
Donald L. Dunaway...........      $1,600         $2,640             $0              $210,170
James R. Edgar(1)...........      $1,360         $2,240             $0              $180,170
Paul K. Freeman.............      $1,680         $2,720             $0              $217,670
Robert B. Hoffman...........      $1,600         $2,600             $0              $207,670
William McClayton...........      $1,470         $2,410             $0              $193,560
Shirley D. Peterson(5)......      $1,880         $3,040             $0              $242,670
Robert H. Wadsworth.........      $1,480         $2,440             $0              $228,250

----------
(1) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Investment Adviser in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Investment Adviser) payable from the [Trust/Corporation] to Governor Edgar are [$____].

(2) For each Board Member, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 21 trusts/corporations comprised of 69 funds/portfolios. Mr. Wadsworth's total compensation was for service on the boards of 24 trusts/corporations comprised of 72 funds/portfolios. Each Board Member, except Mr. Wadsworth, currently serves on the boards of 22 trusts/corporations comprised of 63 funds/portfolios. Mr. Wadsworth currently serves on the boards of 25 DeAM trusts/corporations comprised of 66 funds/portfolios.

(3) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds' rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $5,170 for each of Messrs. Ballantine, Dunaway, Edgar, Freeman, Hoffman, McClayton and Ms. Peterson. These meeting fees were borne by the Investment Adviser.

(4) For calendar year 2007, John W. Ballantine, Donald L. Dunaway, James R. Edgar, Paul K. Freeman, Robert B. Hoffman, William McClayton, Shirley D. Peterson, Robert H. Wadsworth are expected to receive aggregate compensation from the DWS Fund complex in the amounts of $215,000, $202,500, $190,000, $240,000, $185,000, $205,000, 187,500 and $205,000,
     respectively. The differences in compensation amounts from calendar year 2006 are due to the changes in Board and committee chairpersons and committee assignments that became effective January 1, 2007.

(5) Includes $50,000 in annual retainer fees received by Ms. Peterson as Chairperson of the Board, for which she served through December 31, 2006.

     Mr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

     BOARD MEMBER FUND OWNERSHIP. Under the Trust's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Board Member's share ownership of the Fund and all funds in the DWS fund complex overseen by each Board Member as of December 31, 2006.

                                                                              AGGREGATE DOLLAR
                                                                            RANGE OF SECURITIES
                                  DOLLAR RANGE OF       DOLLAR RANGE OF      OWNED IN ALL FUNDS
                                SECURITIES OWNED IN   SECURITIES OWNED IN     IN THE DWS FUND
                               DWS STRATEGIC INCOME     DWS MULTI-MARKET    COMPLEX OVERSEEN BY
NAME OF TRUSTEE                        TRUST              INCOME TRUST          BOARD MEMBER
---------------                --------------------   -------------------   -------------------
John W. Ballantine..........           None                   None             Over $100,000
Donald L. Dunaway*..........           None                   None             Over $100,000
James R. Edgar*.............           None                   None             Over $100,000
Paul K. Freeman.............           None                   None             Over $100,000
Robert B. Hoffman...........           None                   None             Over $100,000
William McClayton...........           None                   None            $10,001-$50,000
Shirley D. Peterson.........           None                   None             Over $100,000
Axel Schwarzer..............           None                   None                  None
Robert H. Wadsworth.........      $10,001-$50,000       $10,001-$50,000        Over $100,000

----------
* The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

OWNERSHIP IN SECURITIES OF THE INVESTMENT ADVISER AND RELATED COMPANIES

     As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2006. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Investment Adviser or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Adviser or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                    VALUE OF    PERCENT OF
                                OWNER AND                          SECURITIES    CLASS ON
                               RELATIONSHIP                           ON AN         AN
                                 TO BOARD               TITLE OF    AGGREGATE    AGGREGATE
INDEPENDENT BOARD MEMBER          MEMBER      COMPANY     CLASS       BASIS        BASIS
------------------------       ------------   -------   --------   ----------   ----------
John W. Ballantine..........                    None
Donald L. Dunaway...........                    None
James R. Edgar..............                    None
Paul K. Freeman.............                    None
Robert B. Hoffman...........                    None
William McClayton...........                    None
Shirley D. Peterson.........                    None
Robert H. Wadsworth.........                    None

SECURITIES BENEFICIALLY OWNED

     As of ______, 2007, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

     [To the best of the Fund's knowledge, as of ________, 2007, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, ________.]

                             PROXY VOTING GUIDELINES

     The Fund has delegated proxy voting responsibilities to the Investment Adviser, subject to the Board's general oversight. The Fund has delegated proxy voting to the Investment Adviser with the direction that proxies should be voted consistent with the Fund's best economic interests. The Investment Adviser has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the Investment Adviser and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Investment Adviser's general position on various proposals, such as:

     - SHAREHOLDER RIGHTS -- The Investment Adviser generally votes against proposals that restrict shareholder rights.

     - CORPORATE GOVERNANCE -- The Investment Adviser generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Investment Adviser generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Investment Adviser generally votes against proposals that require a company to appoint a Chairman who is an independent director.

     - ANTI-TAKEOVER MATTERS -- The Investment Adviser generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Investment Adviser generally votes for fair price proposals.

     - COMPENSATION MATTERS -- The Investment Adviser generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Investment Adviser generally votes against stock option plans that do not meet the Investment Adviser's criteria.

     - ROUTINE MATTERS -- The Investment Adviser generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

     The general provisions described above do not apply to investment companies. The Investment Adviser generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Investment Adviser or an affiliate serves as investment adviser or principal underwriter ("affiliated investment companies"). The Investment Adviser votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

     Although the Guidelines set forth the Investment Adviser's general voting positions on various proposals, the Investment Adviser may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

     The Guidelines on a particular issue may or may not reflect the view of individual members of each Board or of a majority of each Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank AG organization or of the investment companies for which the Investment Adviser or an affiliate serves as investment adviser or sponsor.

     The Investment Adviser may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

     As mentioned above, the Policies describe the way in which the Investment Adviser resolves conflicts of interest. To resolve conflicts, the Investment Adviser, under normal circumstances, votes proxies in accordance with its Guidelines. If the Investment Adviser departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Investment Adviser will vote the proxy. Before voting any such proxy, however, the Investment Adviser's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Investment Adviser has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Investment Adviser has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Investment Adviser will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

     Under certain circumstances, the Investment Adviser may not be able to vote proxies or the Investment Adviser may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Investment Adviser may not vote proxies on certain foreign securities due to local restrictions or customs. The Investment Adviser generally does not vote proxies on securities subject to share blocking restrictions.

     When available, you may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30th of each year by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at www.dws-scudder.com (type "proxy voting" in the search field).

   FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
                                      FIRM

     The Fund's audited financial statements and independent registered public accounting firm's report thereon, appearing in the Fund's Annual Report to Shareholders for the period ending November 30, 2006 and the Fund's unaudited financial statements appearing in the Fund's Semi-Annual Report to Shareholders for the period ending May 31, 2006 are incorporated by reference in this SAI. The Fund's Annual and Semi-Annual Reports to Shareholders are available upon request and free of charge by calling the Fund at 800-647-1568.

                             ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the Common Shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration

Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Common Shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                                    APPENDIX

     STANDARD & POOR'S CORPORATION BOND RATINGS

     AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC AND C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI. The rating CI is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

     AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     FITCH LONG-TERM DEBT RATINGS

     AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA. Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

     DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     COMMERCIAL PAPER RATINGS

     Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

     The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

                                     PART C

                                OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS.

     (1)  Financial Statements

     Part A - Financial Highlights

     Part B - The Fund's financial statements are included in the Fund's 2006 annual report and are incorporated by reference into the Statement of Additional Information. The statements in the 2006 annual report include: Schedule of Investments as of November 30, 2006; the Statement of Assets and Liabilities as of November 30, 2006; Statement of Operations for the fiscal year ended November 30, 2006; Statements of Changes in Net Assets for the fiscal years ended November 30, 2006 and November 30, 2005; Notes to Financial Statements; and Financial Highlights for a share of common shares outstanding during each of the fiscal years ended November 30, 2006, 2005, 2004, 2003 and 2002.

     (2)  Exhibits

(a)(1) Declaration of Trust, dated August 3, 1988.(2)
(a)(2) Amended and Restated Agreement and Declaration of Trust, dated January 9, 1989.(1)
(a)(3) Certificate of Amendment of Declaration of Trust, dated November 29, 2000.(1)
(a)(4) Certificate of Amendment of Declaration of Trust, dated November 16, 2005.(1)
(b)(1) By-Laws of the Fund, dated January 11, 1989.(1)
(b)(2) Amendment to By-Laws, dated January 9, 2004.(1)
(b)(3) Amendment to By-Laws, dated November 29, 2004.(1)
(b)(4) Amendment to By-Laws, dated February 23, 2006.(1)
(b)(5) Amendment to By-Laws, dated March 3, 2006.
(c)    Not applicable.
(d)(1) Form of Subscription Certificate.(2)
(d)(2) Form of Notice of Guaranteed Delivery.(2)
(d)(3) Form of Exercise Form.(2)
(d)(5) Form of Subscription Agent Agreement.(2)
(d)(6) Form of Information Agent Agreement.(2)
(e) Amended and Restated Dividend Reinvestment and Cash Purchase Plan, dated April 1, 2002.(1)
(f)    Not applicable.
(g)(1) Investment Management Agreement, dated April 5, 2002.(1)
(g)(2) First Amendment to Investment Management Agreement, dated March 19, 2003.(1)
(h)    Not applicable.
(i)    Not applicable.
(j)    Custody Agreement between the Fund and State Street Bank & Trust
       Company.(2)
(k)    Transfer Agency and Service Agreement between the Fund and State
       Street Bank & Trust Company.(2)
(l)    Opinion and Consent of Bingham McCutchen LLP.(2)
(m)    Not Applicable.
(n)    Consent of _____________________ dated _____ __, ____.
(o)    Not applicable.
(p)    Not applicable.
(q)    Not applicable.
(r)(1) Code of Ethics of the Fund adopted pursuant to Rule 17j of the Investment Company Act.(2)
(r)(2) Code of Ethics of Deutsche Investment Management Americas Inc. adopted pursuant to Rule 17j of the Investment Company Act of 1940.(2)
(s)    Power of Attorney.(1)

----------
(1)  Filed herewith.

(2)  To be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS.

         Not applicable.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the estimated expenses to be incurred in connection with this Rights Offering described in this Registration Statement:

Registration fee.................................   $__________
New York Stock Exchange listing fee..............    __________
Printing (other than stock certificates).........    __________
Legal fees and expenses..........................    __________
Accounting fees and expenses.....................    __________
Subscription Agent fees and expenses.............    __________
Information Agent fees and expenses..............    __________
Miscellaneous expenses...........................    __________
                                                    -----------
   Total.........................................   $__________
                                                    ===========

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL.

     None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES.

     As of ____________, ______, the Fund had approximately ___ holders of record of its common share, par value $0.01 per shares.

ITEM 30. INDEMNIFICATION.

     Under Article VIII of our Amended and Restated Agreement and Declaration of Trust, the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Amended and Restated Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     We maintain insurance on behalf of any person who is or was a trustee of officer of the Fund, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will we pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which we ourselves are not permitted to indemnify.

     Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to the directors and officers, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933 (other than for expenses incurred in a successful defense) is asserted against us by the trustees or officers in connection with this rights offering, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by us is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

     The Fund's Investment Management Agreement, filed as exhibit (g)(1), limits the liability of our investment adviser.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     We are fulfilling the requirement of this Item 31 to provide a list of the trustees and directors of our investment adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those entities or those of its officers and directors during the past two years, by incorporating herein by reference the information contained in the current Form ADV filed on January 17, 2007, respectively, with the Securities and Exchange Commission by Deutsche Investment Management Americas Inc. (Commission File No. 801-104518) pursuant to the Investment Advisers Act of 1940, as amended.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31 (a) of the Investment Company Act and the rules thereunder will be maintained at the offices of State Street Bank & Trust Company, 200 Clarendon Street, Boston Massachusetts 02116, and at our offices, 345 Park Avenue, New York, New York 10154.

ITEM 33. MANAGEMENT SERVICES.

     Not Applicable.

ITEM 34. UNDERTAKINGS.

     (a) Registrant undertakes to suspend offering of the shares covered under this registration statement until it amends its prospectus contained herein if
(1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than ten percent from its net asset value as of the effective date of this Registration Statement, or (2) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

     (b) Registrant undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent posteffective amendment thereof) in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

     (c) Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, the Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, on the 21st day of February, 2007.

                                        DWS MULTI-MARKET INCOME TRUST


                                        By: /s/ Michael G. Clark
                                            ------------------------------------
                                            Michael G. Clark
                                            President

     As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 21st day of February, 2007.



/s/ Michael G. Clark                                  President
-------------------------------------
Michael G. Clark


/s/ Paul H. Schubert                    Chief Financial Officer and Treasurer
-------------------------------------
Paul H. Schubert


/s/ Paul K. Freeman                                    Trustee
-------------------------------------
Paul K. Freeman*


                                                       Trustee
-------------------------------------
John W. Ballantine


/s/ Donald L. Dunaway                                  Trustee
-------------------------------------
Donald L. Dunaway*


/s/ James R. Edgar                                     Trustee
-------------------------------------
James R. Edgar*


                                                       Trustee
-------------------------------------
Robert B. Hoffman


                                                       Trustee
-------------------------------------
William McClayton


/s/ Shirley D. Peterson                                Trustee
-------------------------------------
Shirley D. Peterson*


                                                       Trustee
-------------------------------------
Axel Schwarzer


/s/ Robert H. Wadsworth                                Trustee
-------------------------------------
Robert H. Wadsworth*


*By: /s/ John Millette
     --------------------------------
     John Millette**

**   Attorney-in-fact pursuant to the power of attorney filed herewith.

                                  EXHIBIT INDEX

(a)(2) Amended and Restated Agreement and Declaration of Trust, dated January 9, 1989.
(a)(3)   Certificate of Amendment of Declaration of Trust, dated November 29,
         2000.
(a)(4)   Certificate of Amendment of Declaration of Trust, dated November 16,
         2005.
(b)(1)   By-Laws of the Fund, dated January 11, 1989.
(b)(2)   Amendment to By-Laws, dated January 9, 2004.
(b)(3)   Amendment to By-Laws, dated November 29, 2004.
(b)(4)   Amendment to By-Laws, dated February 23, 2006.
(b)(5)   Amendment to By-Laws, dated March 3, 2006.
(e) Amended and Restated Dividend Reinvestment and Cash Purchase Plan, dated April 1, 2002.
(g)(1)   Investment Management Agreement, dated April 5, 2002.
(g)(2)   First Amendment to Investment Management Agreement, dated March 19,
         2003.
(s)      Power of Attorney